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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the Appropriate Box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ACNB Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

March 27, 2018

Dear Fellow Shareholders of ACNB Corporation:

        On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 1, 2018, at 1:00 p.m., prevailing time, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation's 2017 Annual Review, and ACNB Corporation's 2017 Annual Report on Form 10-K.

        The principal business of the meeting is to fix the number of Directors of ACNB Corporation at fifteen (15); to fix the number of Class 1 Directors at five (5); to fix the number of Class 2 Directors at six (6); to fix the number of Class 3 Directors at four (4); to elect six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified; to elect one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified; to conduct a non-binding vote on executive compensation; to approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors; to approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute the whole Board of Directors by the shareholders; to approve and adopt an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class; to approve and adopt an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected; to approve and ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan; to ratify the selection of RSM US LLP as ACNB Corporation's independent registered public accounting firm; and, to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

        Whether or not you plan to attend the annual meeting, I urge you to vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided or to vote via the internet or telephone. Your prompt vote will save the Corporation expenses involved in further communications. Your vote is important. Voting by written proxy, internet or telephone will ensure your representation at the annual meeting if you do not attend in person.

        I look forward to seeing you on May 1, 2018, at the Corporation's annual meeting.

Sincerely,

James P. Helt
 President & Chief Executive Officer

        [This page intentionally left blank.]

ACNB CORPORATION

NASDAQ TRADING SYMBOL: ACNB

acnb.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2018

PAGE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION	1
VOTING PROCEDURES	1
GOVERNANCE OF THE CORPORATION	4
ELECTION OF DIRECTORS	8
SHARE OWNERSHIP	14
COMPENSATION AND PLAN INFORMATION	17
COMPENSATION COMMITTEE REPORT.	33
EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS	34
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	42
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	46
AUDIT COMMITTEE REPORT	46
INTRODUCTION TO PROPOSALS 8 THROUGH 11	48
PROPOSAL NO. 8: AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 10 REGARDING THE CLASSIFICATION OF THE BOARD OF DIRECTORS	48
PROPOSAL NO. 9: AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 11 REGARDING FIXING THE NUMBER OF DIRECTORS THAT CONSTITUTE THE WHOLE BOARD OF DIRECTORS BY THE SHAREHOLDERS	49
PROPOSAL NO. 10: AMENDMENT TO THE BYLAWS TO ADD NEW ARTICLE II, SECTIONS 204 AND 205, CLASSIFYING THE BOARD OF DIRECTORS AND GRANTING THE BOARD OF DIRECTORS AUTHORITY TO FIX THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD OF DIRECTORS AS A WHOLE AND THE NUMBER OF DIRECTORS IN EACH CLASS	50
PROPOSAL NO. 11: AMENDMENT TO CURRENT ARTICLE II, SECTION 204, OF THE BYLAWS AND THEREAFTER RENUMBER IT AS SECTION 206 TO ALLOW DIRECTORS APPOINTED OR ELECTED TO VACANCIES ON THE BOARD OF DIRECTORS TO SERVE UNTIL THE EXPIRATION OF THE TERM OF OFFICE OF THE CLASS TO WHICH THE DIRECTOR WAS APPOINTED OR ELECTED	52
PROPOSAL NO. 12: APPROVAL AND RATIFICATION OF THE ACNB CORPORATION 2018 OMNIBUS STOCK INCENTIVE PLAN	53
INDEPENDENT AUDITORS	60
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61
PROPOSALS	61
ADDITIONAL INFORMATION	64
OTHER MATTERS	64
ACNB CORPORATION 2018 OMNIBUS STOCK INCENTIVE PLAN	EXHIBIT A

Proxy Statement

        Dated and to be mailed to shareholders on or about March 27, 2018.

ACNB CORPORATION
16 LINCOLN SQUARE
P.O. BOX 3129
GETTYSBURG, PENNSYLVANIA 17325
(717) 334-3161

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2018

TO THE SHAREHOLDERS OF ACNB CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ACNB Corporation will be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325 on Tuesday, May 1, 2018, at 1:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

  1.
  To fix the number of Directors of ACNB Corporation at fifteen (15);

  2.
  To fix the number of Class 1 Directors at five (5);

  3.
  To fix the number of Class 2 Directors at six (6);

  4.
  To fix the number of Class 3 Directors at four (4);

  5.
  To elect six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  6.
  To elect one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified;

  7.
  To conduct a non-binding vote on executive compensation;

  8.
  To approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors;

  9.
  To approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute the whole Board of Directors by the shareholders;

  10.
  To approve and adopt an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class;

  11.
  To approve and adopt an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected;

  12.
  To approve and ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan;

  13.
  To ratify the selection of RSM US LLP as ACNB Corporation's independent registered public accounting firm; and,

  14.
  To transact such other business as may properly come before the 2018 Annual Meeting and any adjournment or postponement thereof.

        Only those shareholders of record, at the close of business on March 12, 2018, are entitled to notice of and to vote at the meeting.

        Please promptly sign the enclosed proxy card and return it in the enclosed postage-paid envelope or vote by internet or telephone. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting.

        The Corporation's Board of Directors is distributing the proxy statement, proxy card, ACNB Corporation's 2017 Annual Review, and ACNB Corporation's 2017 Annual Report on Form 10-K on or about March 27, 2018.

BY ORDER OF THE BOARD OF DIRECTORS,

James P. Helt President & Chief Executive Officer

Gettysburg, Pennsylvania
March 27, 2018

YOUR VOTE IS IMPORTANT.
PLEASE VOTE YOUR PROXY TODAY.

PROXY STATEMENT

GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

        ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Corporation's Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Tuesday, May 1, 2018, at 1:00 p.m., prevailing time, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. Included with this proxy statement is a copy of ACNB Corporation's 2017 Annual Review and ACNB Corporation's 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

        The Corporation's principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The Corporation's telephone number is (717) 334-3161. All inquiries regarding the annual meeting should be directed to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of ACNB Corporation, at (717) 339-5085.

Description of ACNB Corporation

        ACNB Corporation was formed in 1982 and became the holding company for the banking subsidiary in 1983. ACNB Corporation's wholly-owned banking subsidiary is ACNB Bank, a Pennsylvania state-chartered bank and trust company, formerly Adams County National Bank. The Corporation's primary activity consists of owning and supervising its banking subsidiary.

        The Corporation also owns and supervises Russell Insurance Group, Inc. as its insurance agency subsidiary.

        We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Internet Availability of Proxy Materials

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2018. The notice of meeting, proxy statement, proxy card, ACNB Corporation's 2017 Annual Review, and ACNB Corporation's 2017 Annual Report on Form 10-K are available at acnb.com under the Investor Relations/ACNB Corporation tab or directly at https://www.acnb.com/acnb-corporation.

 VOTING PROCEDURES

Solicitation and Voting of Proxies

        The Board of Directors solicits this proxy for use at the Corporation's 2018 Annual Meeting of Shareholders. The Corporation's directors and officers and ACNB Bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. The Corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities, as well as will reimburse these third parties for their reasonable forwarding expenses. This proxy statement and the related proxy card are being distributed on or about March 27, 2018.

        Shareholders of record at the close of business on March 12, 2018 (the annual meeting record date), are entitled to vote at the meeting. The Corporation's records show that, as of the annual meeting record date, 7,023,658 shares of the Corporation's common stock, par value $2.50 per share, were outstanding. On all matters to come before the annual meeting, shareholders may cast one (1) vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

        You may vote your shares by completing and returning a written proxy card or voting by internet or telephone. You may also vote in person at the meeting. Submitting your voting instructions by returning a proxy card, internet or telephone will not affect your right to attend the meeting and vote, if you later decide to attend in person. If your shares are registered directly in your name with ACNB Corporation's transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxyholders or to vote in person at the meeting. The Corporation has enclosed a proxy card, as well as instructions to vote by internet or telephone, for your use.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

        By properly completing a proxy, you appoint J. Emmett Patterson and James E. Williams as proxyholders to vote your shares, as indicated on the proxy card. Any signed proxy card or vote by internet or telephone not specifying to the contrary will be voted FOR:

  1.
  Fixing the number of Directors of ACNB Corporation at fifteen (15);

  2.
  Fixing the number of Class 1 Directors at five (5);

  3.
  Fixing the number of Class 2 Directors at six (6);

  4.
  Fixing the number of Class 3 Directors at four (4);

  5.
  Electing six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  6.
  Electing one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified;

  7.
  Approving the non-binding vote on executive compensation;

  8.
  Approving and adopting an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors;

  9.
  Approving and adopting an amendment to the Articles of Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute the whole Board of Directors by the shareholders;

  10.
  Approving and adopting an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class;

  11.
  Approving and adopting an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected;

  12.
  Approving and ratifying the ACNB Corporation 2018 Omnibus Stock Incentive Plan; and,

  13.
  Ratifying the selection of RSM US LLP as ACNB Corporation's independent registered public accounting firm.

        You may revoke your written proxy by delivering written notice of revocation to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of the Corporation, by executing a later dated proxy and giving written notice of the revocation to Ms. Glass or voting again by internet or telephone at any time before the proxy is voted at the meeting. Proxyholders will vote shares represented by proxies on the accompanying proxy card, if properly signed and returned, or by internet or telephone in accordance with instructions from shareholders.

        Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

Quorum and Vote Required for Approval

        As of the close of business on March 12, 2018, the Corporation had 7,023,658 shares of common stock, par value $2.50 per share, outstanding.

        Under Pennsylvania law and ACNB Corporation's Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one (1) vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under ACNB Corporation's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

        If a quorum is present, fixing the number of directors of the Board of Directors, fixing the number of directors in each class, approving the non-binding proposal on executive compensation, and ratifying the independent registered public accounting firm for the year ending December 31, 2018, requires the affirmative "FOR" vote of a majority of all votes cast, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

        If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxyholders will not cast votes for or against any director nominees when the broker withheld authority.

        If a quorum is present, approval and adoption of the amendments to the Articles of Incorporation and Bylaws and approval and ratification of the ACNB Corporation 2018 Omnibus Stock Incentive

Plan each require the affirmative "FOR" vote of at least a majority of the votes cast at the annual meeting.

GOVERNANCE OF THE CORPORATION

        Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and executive management believe promote this purpose, are sound, and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), rules and listing standards of The Nasdaq Stock Market, SEC regulations, as well as best practices suggested by recognized governance authorities. Currently, our Board of Directors has fifteen (15) members. Under the SEC and Nasdaq standards for independence, except for Messrs. Ritter and Seibel, all non-employee directors and nominees meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Nominating Committee, and Compensation Committee.

Leadership Structure

        The Corporation chooses to separate the roles of Chairman and President & Chief Executive Officer. The President & Chief Executive Officer is responsible for implementing the strategic direction of the Corporation, as determined by the Board of Directors, and for the day-to-day leadership and performance of the Corporation. The Chairman oversees the agenda for and presides over Board of Director meetings, as well as provides leadership to the Board and facilitates communication between the Board of Directors and executive management. The Corporation's Chairman of the Board is considered independent under the SEC and Nasdaq standards for independence.

Risk Oversight

        The Board of Directors has a role in overseeing the Corporation's risks as a whole and at the committee level. The Audit Committee is primarily responsible for overseeing the risks the Corporation faces on behalf of the Board of Directors. The Audit Committee works closely with the Corporation's Chairman of the Board, President & Chief Executive Officer, and ACNB Bank's Chief Risk & Governance Officer, as well as with other members of management with respect to matters relating to risk management. The Audit Committee receives reports on risk management and the processes in place to monitor and control such exposures. The Audit Committee may also receive updates, from time to time, between meetings from management relating to risk oversight matters. The Audit Committee provides updates on its risk management activities to the full Board of Directors via the committee's meeting minutes. Further, members of management may make presentations on risk management to the full Board of Directors or another committee of the Board of Directors.

        In addition to the Audit Committee, other committees of the Board of Directors consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by the Corporation's compensation practices. Also, the Strategic Planning Committee assesses the risks associated with the Corporation's executive management succession plans.

Director Independence

        In determining each director's and nominee's independence, the Board of Directors considered loan transactions between ACNB Bank and the individuals, their family members, and businesses with which they are associated. The table below includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and those transactions set forth under "Transactions with Directors and Executive Officers" below) in reaching its determination that the directors are independent.

Name	Independent	Other Transactions/ Relationships/Arrangements
Richard L. Alloway II	Yes	None
Frank Elsner, III	Yes	None
Todd L. Herring	Yes	None
Scott L. Kelley	Yes	Legal Services
James J. Lott	Yes	None
Donna M. Newell	Yes	None
J. Emmett Patterson	Yes	None
Daniel W. Potts	Yes	None
Marian B. Schultz	Yes	None
David L. Sites	Yes	Vendor Relationship
Alan J. Stock	Yes	Vendor Relationship
James E. Williams	Yes	Vendor Relationship

        In each case, the Board of Directors determined that none of the transactions impaired the independence of the director.

Directors of ACNB Corporation

        The following table sets forth, as of March 12, 2018 (in alphabetical order), selected information about the Corporation's directors and director nominees.

Name	Class of Director	Director Since	Age as of March 12, 2018
Richard L. Alloway II	2	2015	50
Frank Elsner, III, Chairman	3	2002	57
James P. Helt	3	2017	51
Todd L. Herring	1	2017	56
Scott L. Kelley	3	2012	66
James J. Lott	1	2007	55
Donna M. Newell	2	2012	47
J. Emmett Patterson	1	2012	70
Daniel W. Potts	3	2004	65
Thomas A. Ritter	2	2001	66
Marian B. Schultz	1	1992	68
D. Arthur Seibel, Jr.	2	2017	59
David L. Sites	2	2010	62
Alan J. Stock, Vice Chairman	2	2005	60
James E. Williams	1	2007	64

Executive Officers of ACNB Corporation and/or Subsidiary

        The following table sets forth, as of March 12, 2018, selected information about the Corporation's Executive Officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board's discretion.

Name and Position	Position Held	Age as of March 12, 2018
James P. Helt
President & Chief Executive Officer of ACNB Corporation	2017-Present	51
Chief Executive Officer of ACNB Bank	2017-Present
President of ACNB Bank	2015-Present
Executive Vice President of Banking Services of ACNB Bank	2008-2015
Lynda L. Glass
Chief Governance Officer	2011-Present	57
Secretary	2008-Present
Secretary & Treasurer	2006-2008
Executive Vice President	2003-Present
Assistant Secretary	1993-2003
David W. Cathell
Executive Vice President/Treasurer & Chief Financial Officer	2008-Present	63
Senior Vice President & Chief Financial Officer	2007-2008
Principal Financial Officer	2006-2007
Douglas A. Seibel
Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank	2016-Present	57
Senior Vice President/Commercial Lending Manager	2008-2015
Frank C. Russell, Jr.
President & Chief Executive Officer of Russell Insurance Group, Inc.	2005-Present	69

        Director D. Arthur Seibel, Jr. is the brother of Douglas A. Seibel, Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank.

Meetings and Committees of the Board of Directors

        The Board of Directors of ACNB Corporation met twelve (12) times during 2017. The Corporation maintains an Audit Committee (which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934), Executive Committee, Compensation Committee, Nominating Committee, and Strategic Planning Committee. A total of thirty-six (36) Board and committee meetings of the Corporation's Board of Directors were held in 2017. During 2017, each of the directors attended at least 75% of the combined total number of meetings of the Corporation's Board of Directors and the committees of which he or she was a member. The Board of Directors has a written attendance policy statement which encourages and expects each director to attend the Annual Meeting of Shareholders. Twelve (12) of thirteen (13) directors attended the 2017 Annual Meeting of Shareholders, and we expect that they will all attend the 2018 Annual Meeting of Shareholders.

        Audit Committee.    Members of the Audit Committee are Daniel W. Potts, who served as Chair, Richard L. Alloway II, Frank Elsner, III, Donna M. Newell, J. Emmett Patterson, Marian B. Schultz and David L. Sites. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, James P. Helt, David W. Cathell, Lynda L. Glass and Thomas A. Ritter, until his retirement effective May 5, 2017, were invited to attend committee meetings. The principal duties of the Audit Committee, as set forth in its charter, include reviewing the

Corporation's financial reporting process and systems of internal accounting and financial controls; reviewing significant audit and accounting principles, policies and practices; reviewing performance of internal auditing procedures; overseeing risk management; and, recommending annually to the Board of Directors the engagement of an independent auditor. The Audit Committee has a charter which is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com. The Audit Committee met five (5) times during 2017.

        Executive Committee.    Members of the Executive Committee are Frank Elsner, III, who served as Chair, Daniel W. Potts, Marian B. Schultz, David L. Sites, Alan J. Stock and James E. Williams. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, James P. Helt, David W. Cathell, Lynda L. Glass and Douglas A. Seibel were invited to attend committee meetings. The principal duties of the Executive Committee are to act on behalf of the Board between meetings and to evaluate governance issues. The Executive Committee has a charter which is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com. The Executive Committee met one (1) time during 2017.

        Compensation Committee.    Members of the Compensation Committee are James E. Williams, who served as Chair, Frank Elsner, III, Todd L. Herring, Scott L. Kelley, James J. Lott, J. Emmett Patterson, Marian B. Schultz and Alan J. Stock. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. The principal duties of the Compensation Committee include evaluating and recommending to the Board of Directors the executive officer compensation plans, policies and programs of the Corporation. The Compensation Committee has a charter which is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com. The Compensation Committee met eight (8) times during 2017.

        Nominating Committee.    Members of the Nominating Committee are Marian B. Schultz, who served as Chair, Richard L. Alloway II, Frank Elsner, III, Donna M. Newell, Alan J. Stock and James E. Williams. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. The principal duties of the Nominating Committee include identifying qualified individuals to serve on the Board and recommending nominees to the Board. The Nominating Committee has a charter which is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com. The Nominating Committee met two (2) times during 2017.

        Strategic Planning Committee.    Members of the Strategic Planning Committee are Frank Elsner, III, who served as Chair, James P. Helt, Daniel W. Potts, Marian B. Schultz, David L. Sites, Alan J. Stock and James E. Williams. The principal duties of the Strategic Planning Committee include overseeing the development of and monitoring the progress of the Corporation's strategic plan; keeping the Board of Directors informed of developments, trends and opportunities in the industry that might help improve the Corporation's profitability, growth and/or customer service; and, establishing Board and senior management succession plans. The Strategic Planning Committee has a charter which is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com. The Strategic Planning Committee met eight (8) times during 2017.

Shareholder Communications

        The Board of Directors has formal shareholder communications processes for the submission of shareholder proposals and nomination of directors, as described below. In addition, shareholders may contact any member of the Board personally, by telephone or by written correspondence including email. Written communications received by the Corporation from shareholders are shared with the full Board as deemed appropriate.

Submission of Shareholder Proposals

        In order for a shareholder proposal (other than director nominations) to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the Corporation no later than November 27, 2018. Proposals may be sent to Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of ACNB Corporation, at 16 Lincoln Square, P.O. Box 3129, Gettysburg, Pennsylvania 17325.

        All proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the Corporation after November 27, 2018, it is considered untimely; and, although the proposal may be considered at the annual meeting, the Corporation is not obligated to include it in the 2019 proxy statement.

Employee Code of Ethics

        Since May 1994, ACNB Bank, formerly Adams County National Bank, has had a Conflict of Interest/Code of Ethics. In 2003, as required by law and regulation, the Corporation's Board of Directors adopted a Code of Ethics which is applicable to our directors, officers and employees, and which has been amended as necessary from time to time.

        The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics to ACNB Corporation's Chief Governance Officer. The Code of Ethics is available under the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com.

ELECTION OF DIRECTORS

Nomination of Directors

        The Corporation has a standing Nominating Committee with a charter. Recommendations to the Board of Directors as to the nominees for election as directors at the Annual Meeting of Shareholders are provided by the Nominating Committee. The Nominating Committee will consider shareholder-recommended nominees for director, and shareholders who desire to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the Corporation in compliance with the requirements of Article II, Sections 202, 203 and 205(b), of the Corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than fourteen (14) days prior to the date of any shareholder meeting called for the election of directors.

Qualification and Nomination of Directors

        The Corporation's Articles of Incorporation authorize the number of directors to be not less than five (5) and not more than twenty-five (25). Further, the Corporation's Articles of Incorporation and Bylaws provide for three (3) classes of directors with staggered terms of office of three (3) years that expire at successive annual meetings. Pursuant to Article II, Section 205, of the Corporation's Bylaws, no director or nominee shall stand for election, if as of the date of election, he or she shall have attained the age of seventy-two (72) years old. Currently, the number of directors is set at sixteen (16): Class 1 consists of five (5) directors and one (1) vacancy, Class 2 consists of six (6) directors, and Class 3 consists of four (4) directors. However, pursuant to Article 11 of the Corporation's Articles of Incorporation and Article I, Section 105, of the Corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine how many directors will be elected to serve in each class.

        The Board of Directors believes that it is in the Corporation's best interest to fix the number of directors at the 2018 Annual Meeting at fifteen (15). The proposed fifteen (15) member Board of Directors will consist of five (5) Class 1 Directors, six (6) Class 2 Directors, and four (4) Class 3 Directors. Shareholders will elect six (6) Class 2 Directors to serve for terms of three (3) years until their successors are elected and qualified and one (1) Class 1 Director to serve for a term of one (1) year until his successor is elected and qualified.

        The Nominating Committee believes that a director nominee must have the following attributes/qualifications before being recommended as a nominee: stock ownership in the Corporation, the willingness to commit time, a commitment to independence, a commitment to the Corporation's community, financial competence, a good reputation, integrity, good communication skills, and the willingness and ability to speak up for the interests of the Corporation. A director nominee shall also have expertise that strengthens the Board of Directors. When evaluating potential director nominees, the Nominating Committee considers the skills and expertise of the current Board members and seeks director nominees with knowledge, skills and abilities that enhance and complement—rather than duplicate—the experiences and skills already represented on the Board of Directors. Further, the Nominating Committee ensures director nominees complement the Corporation's strategic vision and direction, a fundamental priority for the Board of Directors. The Nominating Committee follows the same process for evaluating shareholder-recommended nominees for director.

        The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that members of the Board of Directors represent diverse viewpoints and experience. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate's credentials in the context of these standards.

        The Board of Directors nominated incumbent directors Richard L. Alloway II, Donna M. Newell, Thomas A. Ritter, D. Arthur Seibel, Jr., David L. Sites, and Alan J. Stock to serve as Class 2 Directors until the expiration of the term of the class or until their earlier death, resignation or removal from office. The Board of Directors nominated incumbent director Todd L. Herring to serve as a Class 1 Director until the expiration of the term of the class or until his earlier death, resignation or removal from office. Since Mr. Herring was nominated to fill a vacancy on the Board of Directors as a Class 1 Director on July 1, 2017, pursuant to current Article II, Section 204 of the Bylaws, he must be reelected as a Class 1 Director at the 2018 Annual Meeting of Shareholders. Messrs. Alloway, Herring, Ritter, Seibel, Sites and Stock and Ms. Newell are presently members of the Board of Directors and have consented to serve another term as a director if reelected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy.

        The proxyholders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.

        The Board of Directors proposes the following nominees for election as Class 2 Directors at the annual meeting:

Class 2 Director Nominees

Richard L. Alloway II	D. Arthur Seibel, Jr.
Donna M. Newell	David L. Sites
Thomas A. Ritter	Alan J. Stock

        The Board of Directors proposes the following nominee for election as a Class 1 Director at the annual meeting:

Class 1 Director Nominee

Todd L. Herring

        The Board of Directors recommends that shareholders vote FOR the proposals to elect the nominees listed above.

Information as to Nominees and Directors

        Set forth below, as of March 12, 2018, are the principal occupations and certain other information regarding nominees for director and continuing directors including the experience, qualifications, attributes or skills that contribute to the nominee's or director's ability to oversee the management of the Corporation. Unless otherwise specified, all business experience is for the past five (5) years in the same or similar position. You will find information about their share ownership on pages 14 through 16.

Class 1 Directors (to serve until 2019; nominee Todd L. Herring to serve until 2019 if duly elected and qualified)

Todd L. Herring	Mr. Herring, age 56, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since July 2017. Mr. Herring was a director of New Windsor Bancorp, Inc. and New Windsor State Bank from 2013 until 2017. Mr. Herring is a physical therapist and, since 2015, the Market Director for Pivot Physical Therapy, a provider of physical rehabilitation and sports medicine services with more than 200 clinics along the East Coast. He was Owner and President of Central Maryland Rehabilitation Services, Inc. (CMRS) from its inception in 2006 until its acquisition by Pivot Physical Therapy in 2015. CMRS had more than 120 employees and provided hospital, home health, assisted living facility based and outpatient clinic rehabilitation services in Maryland. Since 1985, Mr. Herring also owns and manages numerous residential and commercial real estate partnerships. His professional and personal contacts in Carroll County and surrounding markets, experience in the operations and management of small businesses, knowledge of the Carroll County market, and prior board experience support his service on the Corporation's and ACNB Bank's Boards of Directors.
James J. Lott
Mr. Lott, age 55, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2007. He is President of Bonnie Brae Fruit Farms, Inc. located in Gardners, Pennsylvania. Mr. Lott offers extensive experience in agribusiness, a leading economic driver in Adams County and Pennsylvania, and his business insight is leveraged to provide guidance in understanding this important segment of the local economy.

J. Emmett Patterson	Mr. Patterson, age 70, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. He is Owner & President of JDCS Enterprise and Fry Guy Corporation, which owns ten McDonald's restaurants in southcentral Pennsylvania, including seven in the Gettysburg and Hanover markets. His career with McDonald's spans more than 40 years. Prior to becoming an owner operator, Mr. Patterson held a number of positions in management with McDonald's Corporation, as well as served as staff director for McDonald's World Training Center. Mr. Patterson's ownership and operation of McDonald's franchises brings strong financial, business and human resources background to the Board.
Marian B. Schultz
Ms. Schultz, age 68, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 1992. She retired in 2012 as Dean of the School of Academic Programs & Services and Library & Multi-Media Services at Shippensburg University located in Shippensburg, Pennsylvania. Ms. Schultz has extensive experience in academia with strong skills in program development and implementation, human relations, and academic administration.
James E. Williams
Mr. Williams, age 64, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2007. He is President of C.E. Williams Sons, Inc., a paving and excavating company located in Gettysburg, Pennsylvania, and Managing Partner of Frantz Plumbing LLC, a residential and commercial plumbing, heating and cooling company located in Biglerville, Pennsylvania. Mr. Williams is an experienced leader and serves as Vice Chair of the Adams County Economic Development Corporation, exhibiting proven expertise in the overall management of a company including matters related to financial oversight, human resources, and risk management.
Class 2 Directors (to serve until 2021 if duly elected and qualified)
Richard L. Alloway II
Mr. Alloway, age 50, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2015. He is a State Senator representing Pennsylvania's 33rd State Senate District since 2009. Prior to serving as a State Senator, Mr. Alloway was a magisterial district judge for four years. The Board benefits from Mr. Alloway's legal background and extensive knowledge of ACNB Bank's marketplace.
Donna M. Newell
Ms. Newell, age 47, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. She is President & Chief Executive Officer of NTM Engineering, Inc., a firm located in Dillsburg, Pennsylvania, that specializes in water resources and structural engineering as well as engineering course development and instruction. Ms. Newell brings her engineering, technology and business expertise to the Board.

Thomas A. Ritter	Mr. Ritter, age 66, was President & Chief Executive Officer of the Corporation and Chief Executive Officer of ACNB Bank until May 2017, as well as remains Chairman of the Board of Directors of Russell Insurance Group, Inc. He served as Executive Vice President of the Corporation and ACNB Bank from January 1, 2000, until December 31, 2000. Effective January 1, 2001, he became President of the Corporation and President & Chief Executive Officer of ACNB Bank. Effective December 31, 2003, Mr. Ritter became the Corporation's Chief Executive Officer. Effective September 1, 2015, he relinquished his position as President of ACNB Bank with the appointment of his successor as part of the Corporation's and ACNB Bank's long-term succession planning. He has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2001. He has been a member of Russell Insurance Group, Inc.'s Board of Directors and has served as Chairman of the Board since 2005. Mr. Ritter had previously served as a member of both the Corporation's and ACNB Bank's Boards of Directors from 1997 until his resignation from each Board in December 1999. From 1986 until December 1999, Mr. Ritter was an insurance agent in Gettysburg, Pennsylvania. Mr. Ritter's more than 30 years of experience in the financial services industry, including 13 years as the Corporation's Chief Executive Officer, provides him with unique insights into the Corporation's challenges, strategic goals, and operations.
D. Arthur Seibel, Jr.
Mr. Seibel, age 59, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since July 2017. He joined the boards of directors of New Windsor Bancorp, Inc. and New Windsor State Bank in 2001 and served as Chairman of these boards until 2017. Mr. Seibel is Chief Operating Officer for Springdale Preparatory School LLC in New Windsor, Maryland. From 2011 until 2014, he was Managing Director of CIC Switzerland, Ltd., the international sales operation of Cristal Inorganic Chemicals (CIC), located in Zug, Switzerland. He previously served as Chief Financial Officer of CIC, a manufacturing company with operations in five countries and revenues of $2.0 billion, from 2007 to 2011, and began his career as a Certified Public Account. Mr. Seibel's long experience in accounting, auditing, internal controls, and strategic planning, as well as knowledge of public companies and the community banking industry, support his membership on the Corporation's and ACNB Bank's Boards of Directors.
David L. Sites
Mr. Sites, age 62, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2010. He is Owner of Sites Realty Inc. and Realty Leasing & Management Co., real estate companies located in Gettysburg, Pennsylvania. Mr. Sites offers over 30 years of experience in real estate sales, management and development and provides proven experience in community relations, risk management, and overall management performance.
Alan J. Stock
Mr. Stock, age 60, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2005. He has also served as Vice Chairman of both Boards of Directors since 2013. He retired in December 2017 as Owner and President of Eicholtz Company, an office equipment and furniture dealership located in New Oxford, Pennsylvania. Mr. Stock brings to the Board entrepreneurial experience and strong financial and business acumen.

Class 3 Directors (to serve until 2020)
Frank Elsner, III
Mr. Elsner, age 57, is Chairman of the Board of the Corporation and ACNB Bank. He has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2002, and also served as Vice Chairman of both Boards of Directors from 2007 until 2013. He has been a member of the Board of Directors of Russell Insurance Group, Inc. since 2012 and has served as Vice Chairman of the Board since 2013. Mr. Elsner is Owner & Managing Director of ODT Global, LLC, a distributor, manufacturers' sales representative and integrator firm specializing in product and material handling, labeling and packaging solutions based in Hanover, Pennsylvania. He retired in 2012 as President, Chief Executive Officer & Treasurer of Elsner Engineering Works, Inc., an engineering and manufacturing company located in Hanover, Pennsylvania. Mr. Elsner has extensive management experience with a company that operates internationally, as well as strong skills in cross cultural communications, financial management, sales and marketing, and strategic planning.
James P. Helt
Mr. Helt, age 51, is President & Chief Executive Officer of the Corporation and President & Chief Executive Officer of ACNB Bank. He has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2017 and 2015, respectively. He has been a member of the Board of Directors of Russell Insurance Group, Inc. since 2016. From 2008 until September 1, 2015, Mr. Helt served as Executive Vice President of Banking Services of ACNB Bank. Mr. Helt was named President of ACNB Bank effective September 1, 2015. As part of the Corporation's and ACNB Bank's long-term succession planning, he was appointed President and Chief Executive Officer of the Corporation and Chief Executive Officer of ACNB Bank effective May 5, 2017. Mr. Helt's more than 25 years of experience in the financial services industry, including his time with the Corporation and ACNB Bank, provides him with unique insights into the Corporation's challenges, strategic goals, and operations.
Scott L. Kelley, Esquire
Mr. Kelley, age 66, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. He has also been a member of the Board of Directors of Russell Insurance Group, Inc. since January 1, 2017. He is a Partner with Barley Snyder LLP. Previously, he was an attorney and President of the law firm of Stonesifer and Kelley, P.C. of Hanover, Pennsylvania, until it merged with Barley Snyder LLP in 2017. He served as the Executive Director of Community Banks Insurance Services from 2007 to 2009. The Board benefits from Mr. Kelley's more than 30 years of experience practicing law in the areas of business and commercial law; real estate law; agricultural law; oil, gas and mineral law; and, estate planning and administration, as well as from his experience in the insurance industry.

Daniel W. Potts	Mr. Potts, age 65, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2004 and serves as an audit committee financial expert. He has also been a member of the Board of Directors of Russell Insurance Group, Inc. since 2005. He has more than 30 years of global business experience, including 10 years with major accounting firms and senior executive positions in the financial services industry. Mr. Potts is currently a Partner in the IBM Banking & Insurance Consulting Practice. Mr. Potts' financial and business skills and extensive experience with financial accounting matters provide invaluable insight and guidance to the Board's oversight function.

SHARE OWNERSHIP

Principal Shareholders

        As of December 31, 2017, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of the Corporation's outstanding common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

        The following table sets forth, as of December 31, 2017, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each Named Executive Officer, and all Named Executive Officers, directors and nominees of the Corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

        Beneficial ownership of shares of ACNB Corporation common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

  •
  Voting power, which includes the power to vote or to direct the voting of the stock; or,

  •
  Investment power, which includes the power to dispose or direct the disposition of the stock; or,

  •
  The right to acquire beneficial ownership within sixty (60) days after December 31, 2017.

        Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly and individually by the reporting person. The number of shares owned by the directors, nominees and Named Executive Officers is rounded to the whole share.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Class 1 Directors
Todd L. Herring	4,437(2)	—
James J. Lott	8,904(3)	—
J. Emmett Patterson	2,059(4)	—
Marian B. Schultz	7,928(5)	—
James E. Williams	8,482	—
Class 2 Directors
Richard L. Alloway II	1,691	—
Donna M. Newell	4,086(6)	—
Thomas A. Ritter	12,682((7)	—
D. Arthur Seibel, Jr.	39,892(8)	—
David L. Sites	32,675(9)	—
Alan J. Stock	74,155(10)	1.06%
Class 3 Directors
Frank Elsner, III	18,219(11)	—
James P. Helt	7,794(12)	—
Scott L. Kelley	15,053(13)	—
Daniel W. Potts	2,878	—
Named Executive Officers
Lynda L. Glass	8,251(14)	—
Executive Vice President/ Secretary & Chief Governance Officer of ACNB Corporation
David W. Cathell	14,153(15)	—
Executive Vice President/ Treasurer & Chief Financial Officer of ACNB Corporation
Douglas A. Seibel	4,624(16)	—
Executive Vice President/ Chief Lending & Revenue Officer of ACNB Bank
Frank C. Russell, Jr.	0	—
President & Chief Executive Officer of Russell Insurance Group, Inc.
All Officers, Directors and Nominees as a Group
(15 Directors/Nominees, 5 Officers, 19 persons in total)	267,963	3.82%

(1)
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after December 31, 2017. Beneficial ownership may be disclaimed as to certain of the securities.

(2)
Figure includes 1,607 shares held solely by Mr. Herring; 898 shares held in a trust for the benefit of Mr. Herring; 172 shares owned by his spouse; 880 shares held in his spouse's 401(k) account; and, 880 shares held for the benefit of a minor child.

(3)
Figure includes 1,828 shares held solely by Mr. Lott; 6,076 shares held jointly with Mr. Lott's spouse; and, 1,000 shares held in his IRA.

(4)
Figure includes 1,559 shares held solely by Mr. Patterson and 500 shares held jointly with Mr. Patterson's spouse.

(5)
Figure includes 1,828 shares held solely by Ms. Schultz; 1,000 shares held jointly with Ms. Schultz's spouse; and, 5,100 shares held solely by Ms. Schultz's spouse.

(6)
Figure includes 1,643 shares held solely by Ms. Newell; 2,118 shares held jointly with Ms. Newell's spouse; and, 325 shares held in her IRA.

(7)
Figure includes 7,545 shares held solely by Mr. Ritter; 1,814 shares held jointly with Mr. Ritter's spouse; and, 3,323 shares held solely by Mr. Ritter's spouse.

(8)
Figure includes 219 shares held solely by Mr. Seibel; 9,760 shares held in a trust for the benefit of Mr. Seibel; and, 29,913 shares held in his IRA.

(9)
Figure includes 2,067 shares held solely by Mr. Sites; 10,684 shares held jointly with Mr. Sites' spouse; 16,741 shares held in his IRA; 1,657 shares held in Mr. Sites' spouse's IRA; 1,500 shares held in an investment partnership; and, 26 shares held in a family trust of which Mr. Sites is trustee.

(10)
Figure includes 2,067 shares held solely by Mr. Stock; 21,622 shares held jointly with Mr. Stock's spouse; 3,299 shares held in his IRA; 7,601 shares held in Mr. Stock's spouse's IRA; and, 39,566 shares owned by Mr. Stock's mother over which he has power of attorney.

(11)
Figure includes 3,388 shares held solely by Mr. Elsner; 14,301 shares held jointly with Mr. Elsner's spouse; and, 530 shares held in his IRA.

(12)
Figure includes 4,211 shares held solely by Mr. Helt; 242 shares held jointly with Mr. Helt's spouse; and, 3,341 shares held in his IRA.

(13)
Figure includes 2,983 shares held solely by Mr. Kelley and 12,070 shares held in his IRA.

(14)
Figure includes 4,063 shares held solely by Ms. Glass and 4,188 shares held jointly with Ms. Glass' spouse.

(15)
Figure includes 4,063 shares held solely by Mr. Cathell; 1,785 shares held jointly with Mr. Cathell's spouse; and, 8,305 shares held in his 401(k).

(16)
Figure includes 1,825 shares held solely by Mr. Seibel; 2,145 shares held jointly with Mr. Seibel's spouse; and, 654 shares held in his IRA.

COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors of ACNB Corporation and Subsidiaries

        Directors of the Corporation are not compensated for their services. Further, ACNB Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. Beginning April 1, 2017, ACNB Bank's non-employee directors have been compensated for their services rendered to the Corporation and to ACNB Bank as follows:

  •
  $18,000 annual retainer;

  •
  $650 per Board meeting;

  •
  $250 per hour for committee meetings with a minimum payment of $250;

  •
  $200 for committee chair per meeting, unless otherwise specified;

  •
  $500 for Audit Committee chair per meeting;

  •
  $500 for Compensation Committee chair per meeting;

  •
  $2,500 per month for Chairman of the Board;

  •
  $625 per month for Vice Chairman of the Board;

  •
  $600 allowance for a half-day seminar plus expenses, if applicable, and $1,000 allowance for a full-day seminar plus expenses, if applicable; and,

  •
  $125 per hour for continuing education by external, online web-based training, given preapproval.

        At the director's election, fifty percent (50%) or one hundred percent (100%) of each director's annual retainer, as paid on a quarterly basis, is submitted as a voluntary cash purchase of ACNB Corporation common stock through the Corporation's Dividend Reinvestment and Stock Purchase Plan.

        The following table summarizes the compensation of directors during 2017:

Name	Fees Earned or Paid in Cash ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Richard L. Alloway II	$30,894		—	$167	$31,061
Frank Elsner, III	$81,756	(2)	—	$405	$82,161
Todd L. Herring(3)	$17,063		—	—	$17,063
Scott L. Kelley	$41,725	(4)	—	$1,139	$42,864
James J. Lott	$40,650		—	$297	$40,947
Robert W. Miller(5)	$11,019		—	$456	$11,475
Donna M. Newell	$29,669		—	$258	$29,927
J. Emmett Patterson	$29,875		—	$946	$30,821
Daniel W. Potts	$34,194	(6)	—	$1,005	$35,199
Thomas A. Ritter	$26,800	(7)	—	—	$26,800
Marian B. Schultz	$36,363		—	$1,477	$37,840
D. Arthur Seibel, Jr.(3)	$17,188		—	—	$17,188
David L. Sites	$39,675		—	$443	$40,118
Alan J. Stock	$50,125		—	$582	$50,707
James E. Williams	$48,094		—	$522	$48,616

(1)
Represents the tax reportable imputed income attributed to the director supplemental life insurance plan.

(2)
Includes $29,250 paid in 2017 as Chairman of the Board, and $2,100 paid in 2017 for Board meetings of Russell Insurance Group, Inc.

(3)
Messrs. Herring and Seibel joined the Board effective July 1, 2017.

(4)
Includes $2,100 paid in 2017 for Board meetings of Russell Insurance Group, Inc.

(5)
Mr. Miller retired from the Board on May 2, 2017.

(6)
Includes $1,600 paid in 2017 for Board meetings of Russell Insurance Group, Inc.

(7)
Includes $2,400 paid in 2017 for Board meetings of Russell Insurance Group, Inc.

Director Deferred Fee Plan

        In January 2001, ACNB Bank established a director deferred fee plan. Directors Alloway, Elsner, Kelley, Lott, Miller, Newell, Patterson, Schultz, Sites, Stock and Williams participated in 2017. Directors may defer up to 100% of the director's income. Benefits are payable upon termination of service, change of control, and by specific participant election in accordance with IRS Code Section 409A. The deferred fees earn interest, and the interest and plan expenses are funded by bank-owned life insurance (BOLI).

Variable Compensation Plan

        Effective January 1, 2018, the ACNB Bank Variable Compensation Plan was amended to allow directors to participate under the same terms as employees in order to better align the interests of the directors with the shareholders and to place similar restrictions on grants of shares from the 2009 Restricted Stock Plan, under which the directors are eligible to participate, as the restrictions placed upon employees who are granted restricted stock. To date, no grants under the Variable Compensation Plan have been made to directors.

Director Supplemental Life Insurance Plan

        ACNB Bank has a director supplemental life insurance plan. All non-employee directors are eligible for the life insurance benefit. The plan currently insures twelve (12) directors. The director life insurance benefit of $250,000 per participating director shall be provided unless the director separates from service prior to reaching the retirement age, in which case the benefit is $100,000. This life insurance benefit is funded through a single premium BOLI program because BOLI is a more cost-efficient way of providing the benefits. The amounts of death benefits is the amount set forth in the individual's policy endorsement. The eligible participating directors are not required to pay any premiums on the life insurance policy, but have the imputed value of the insurance coverage included in their taxable incomes.

Long-Term Care Insurance

        ACNB Bank provides long-term care insurance to directors, and eligibility is subject to medical underwriting acceptance. The plan currently insures ten (10) directors. The eligible participating directors are not required to pay any premiums. The long-term care insurance provides a monthly maximum base benefit of $4,000 for long-term care needs.

Executive Compensation

Compensation Discussion and Analysis

Named Executive Officers

        The Compensation Committee is charged with recommending to the Board of Directors of ACNB Corporation the compensation for all of the Named Executive Officers. For the year 2017, our Named Executive Officers include those individuals in the following table:

Named Executive Officer	Position at Corporate Level as of December 31		Position at Subsidiary Level as of December 31
James P. Helt	•	President & Chief Executive Officer and Director	•	President & Chief Executive Officer and Director of ACNB Bank
			•	Director of Russell Insurance Group, Inc.
Lynda L. Glass	•	Executive Vice President/ Secretary & Chief Governance Officer	•	Executive Vice President/ Secretary and Chief Risk & Governance Officer of ACNB Bank
			•	Director and Vice President & Secretary of Russell Insurance Group, Inc.
David W. Cathell	•	Executive Vice President/ Treasurer & Chief Financial Officer	•	Executive Vice President/ Treasurer & Chief Financial Officer of ACNB Bank
			•	Vice President & Treasurer of Russell Insurance Group, Inc.
Douglas A. Seibel			•	Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank
Frank C. Russell, Jr.			•	President & Chief Executive Officer and Director of Russell Insurance Group, Inc.
Thomas A. Ritter	•	Retired from the position of President & Chief Executive Officer effective May 5, 2017	•	Retired from the position of Chief Executive Officer of ACNB Bank effective May 5, 2017
	•	Director	•	Director of ACNB Bank
			•	Chairman of the Board of Russell Insurance Group, Inc.

Corporation Performance Highlights and Named Executive Officer Base Salary Increases

        The Corporation is committed to maintaining a strong, healthy financial institution and is committed to our shareholders. Following are the Corporation's and Bank's performance highlights and Named Executive Officer base salary highlights.

PERFORMANCE HIGHLIGHTS

  •
  Successfully completed the acquisition and integration of New Windsor Bancorp, Inc. and New Windsor State Bank

  •
  Successfully transitioned the President & Chief Executive Officer role and Bank Executive Management

  •
  Increased Corporation assets from $1.2 billion at year-end 2016 to $1.6 billion at year-end 2017

  •
  More than $5.2 million returned to shareholders in the form of dividends

 BASE SALARY HIGHLIGHTS

Named Executive Officer	2016 Salary	2017 Salary	Dollar Change	Percentage Change
Lynda L. Glass	$241,645.00	$250,000.00	$8,355.00	3.5%
David W. Cathell	$229,565.00	$236,450.00	$6,885.00	3.0%
Douglas A. Seibel	$210,000.00	$230,000.00	$20,000.00	9.5%

        The base salary of James P. Helt was increased from $305,000.00 to $370,000.00 effective upon his promotion to President & Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank. Upon Mr. Ritter's retirement, his base salary was $370,000.00; therefore, the Compensation Committee believed it was in the best interest of the Corporation to maintain the same salary level for the position given Mr. Helt's previous service with ACNB Bank. Frank Russell's salary was not included in the chart above as he is not employed by ACNB Bank and his base salary did not change in 2017. Mr. Ritter was not included in the chart above as he retired effective May 5, 2017.

Compensation Objectives and Policies

        The primary objective of the Corporation's compensation philosophy remains to attract, motivate, reward and retain executives who will maintain the safety and soundness of the Corporation and its subsidiaries. In addition, the Corporation's compensation philosophy aims to sustain and enhance long-term investor value, enforce internal controls deemed appropriate by our auditors and regulators, and execute the strategic plans as prioritized by the Board of Directors.

        The Compensation Committee and the Board of Directors of the Corporation seek to establish fair compensation policies in order to attract, motivate, reward and retain competent managers whose efforts will enhance the Corporation's profitability and growth without exposing the Corporation to undue risk. The Compensation Committee treats compensation as an evolving process depending on the strategic objectives of the Corporation, as determined by the Board of Directors at that time.

The Role of the Executive Officers in Setting Compensation

        The Named Executive Officers do not participate in the determination process of their respective annual base salaries and are not present when their respective compensation is discussed by the Compensation Committee or discussed and approved by the Board of Directors.

        As 2017 was a transition year with Mr. Ritter retiring, both Mr. Ritter, as President & Chief Executive Officer of the Corporation, and Mr. Helt, as President of the Bank, provided insight to the

Compensation Committee on the performance and compensation of the other Named Executive Officers as illustrated below. They also assisted in establishing performance goals and objectives for the other Named Executive Officers, with the exception of Mr. Russell.

The Compensation Process for the Named Executive Officers,
except the President & Chief Executive Officer of Russell Insurance Group, Inc.

President & Chief Executive Officer of the Corporation and President of ACNB Bank	discussed the Named Executive Officers' performance with the Compensation Committee and provided insight on merit compensation.
were not present when his respective performance and compensation were discussed.
Compensation Committee
reviewed the performance of the President & Chief Executive Officer of the Corporation and the President of the Bank in his absence, respectively.
reports on the performance of the Named Executive Officers and recommends the compensation levels to the Board of Directors.
Board of Directors
without any Named Executive Officers participating or present, discusses the compensation levels of the above listed Named Executive Officers and determines the levels of compensation.
uses its business judgment and the Compensation Committee's recommendation in determining compensation.

The Compensation Process for the President & Chief Executive Officer of
Russell Insurance Group, Inc.

Board of Directors of Russell Insurance Group, Inc.	recommends the compensation level of the President & Chief Executive Officer of Russell Insurance Group, Inc. to the Corporation's Compensation Committee at the time of employment agreement discussion.
The President & Chief Executive Officer of Russell Insurance Group, Inc. is not present when his performance and compensation are discussed.
Compensation Committee	reviews the recommendation of the Board of Directors of Russell Insurance Group, Inc. makes an independent recommendation to the Corporation's Board of Directors.
Corporation's Board of Directors	reviews the recommendation of the Compensation Committee. uses its business judgment and the Compensation Committee's recommendation in determining compensation.

The Role of a Consultant in Setting Compensation

        The Compensation Committee may in its sole discretion retain or seek the advice of a compensation consultant or other adviser. The Compensation Committee is directly responsible for retaining, determining the independence, determining if a conflict of interest exists, compensating, and overseeing the work of its advisers.

        The Compensation Committee chose not to retain a compensation consultant for the year of 2017. The Compensation Committee had previously engaged Mosteller & Associates ("Mosteller"), a compensation consulting firm in 2016. Given the thorough analysis presented by Mosteller and that 2017 compensation awarded did not deviate from the Compensation Committee's previous policies, it was determined that hiring a compensation consultant for 2017 would not be warranted. The Compensation Committee also reviewed and considered educational materials from various seminars and conferences, as well as other resources, as further explained in Benchmarking below.

Benchmarking

        The Compensation Committee reviewed the information gathered from the proxies of their peer group, including the perquisites given to the Named Executive Officers from the peer institutions. It did not make any specific adjustment in any element of compensation based upon any specific information it received from other proxies, but is only used as an educational source as to the current trends in compensation.

        The Compensation Committee also reviewed information it received from various seminars, conferences and publications. This information provides general compensation trends and is not used to specifically benchmark any specific element of executive compensation to any specific financial institution or group of financial institutions, but is only used as an educational source as to the current trends in compensation.

The Role of the Shareholders' Say on Pay Vote

        At the 2017 Annual Meeting of Shareholders, the shareholders overwhelmingly voted in favor of approving the compensation of the Corporation's Named Executive Officers as presented in the Compensation Discussion and Analysis presented in the Corporation's proxy statement dated March 28, 2017. The Compensation Committee will take the results of the vote, which has been consistently in favor of approving the compensation of the Corporation's Named Executive Officers, as well as the shareholders' vote on the frequency of the Say on Pay vote, into consideration in awarding compensation in the future consistent with the policies and practices outlined in the Compensation Discussion and Analysis and in providing for an annual Say on Pay vote.

Components of Compensation

        While the specific amount of compensation provided to the Corporation's executives may differ, the components of compensation are generally the same for our Named Executive Officers. For 2017, the Corporation's executive compensation and benefits package consisted primarily of base salary, bonus, retirement plans, and employee health and welfare benefit plans.

Summary of Components of Compensation

Component	Description
Base Salary	Primary component of compensation; provides security to employees on an established payment schedule.
Bonus
Discretionary	Bonuses at the discretion of the Board of Directors; aligns the interests of the employees with those of the shareholders as bonuses are only awarded if the Corporation performs well or specific project objectives are met.
ACNB Bank Variable Compensation Plan	Bonuses at the discretion of the Board of Directors; aligns the interests of the employees with those of the shareholders as bonuses are only awarded if the Corporation performs well.
2009 Restricted Stock Plan	Aligns the interests of the employees with those of the shareholders.
Retirement Plans
Defined Benefit Plan	Promotes longevity with the Bank.
401(k) Plan	Encourages employees to save for retirement.
Supplemental Executive Retirement Plan (SERP)	Designed to account for limitations with the defined benefit plan; promotes longevity with the Bank.
Employee Health and Welfare Benefits
Insurance Plans	Standard basic benefit plans.
Supplemental Life Insurance Plan	Split-dollar share of death benefits to beneficiary upon officer's death; provides incentive for longevity.
Long-Term Care Insurance	Used to retain officers at a minimal cost.

Base Salary

Named Executive Officers Employed by ACNB Bank

        The Compensation Committee believes that base salary should be the primary component of compensation. By setting base salary as the primary component of compensation, we discourage excessive risk-taking by our Named Executive Officers. Fixed compensation provides the executive with the security of knowing that the majority of his or her compensation is not tied to market fluctuations. The amount of base salary is designed to retain Named Executive Officers who can maintain the safety and soundness of ACNB Corporation and who can further the strategic objectives of the Corporation and/or a subsidiary of the Corporation and provide leadership where needed. In recommending base salary, the Compensation Committee does not take into consideration any other forms of compensation which are and which may not be offered to the Named Executive Officers. The Compensation Committee believes that, by providing compensation without delay in the form of base salaries, it will successfully further the Corporation's goals of providing a stable environment for its Named Executive Officers which, in turn, encourages them to maintain the safety and soundness of the Corporation.

        Base salaries for our Named Executive Officers are established based upon their respective responsibilities, individual performance, longevity with the Corporation and/or a subsidiary of the Corporation, and key Corporation performance measures including profitability and growth. The

Compensation Committee also considered updates on Russell Insurance Group, Inc., Trust & Investment Services, Risk Management, Board Reporting and Communications, Investor/Public Relations, Strategic Leadership, and Management and Organizational Development, as well as other general information. The Compensation Committee and the Board of Directors of the Corporation do not assign specific quantitative measures to subjective factors, profitability and growth, or performance targets for purposes of base salary increases, but uses its business judgment to determine if the Corporation's profitability and growth are sufficient enough to allow the Corporation the flexibility to award merit increases such that the increase would be a safe and sound practice.

        The Named Executive Officers are expected to assist the Corporation in sustaining and enhancing long-term investor value by maintaining the safety and soundness of the Corporation and its subsidiaries, enforcing internal controls deemed appropriate by our auditors and regulators, executing the strategic plans as prioritized by the Board of Directors, providing leadership and organizational development, and assisting in public relations. A Named Executive Officer's capacity to perform these tasks and achievement of these tasks are taken into consideration in determining whether the Named Executive Officer has performed as expected or has had outstanding performance.

        Although the individual performance reviews for the Named Executive Officers of the Corporation and/or ACNB Bank were very favorable, these Named Executive Officers' respective salaries, except for Mr. Helt's, were not substantially increased in an effort to preserve the assets of the Corporation and its banking subsidiary and the increases were not a true reflection of the respective Named Executive Officer's performance or the performance of the Corporation or ACNB Bank. Mr. Helt's base salary was increased greater than the other Named Executive Officers' salaries as a result of his promotion to President & Chief Executive Officer of the Corporation and Chief Executive Officer of ACNB Bank.

Named Executive Officer Employed by Russell Insurance Group, Inc.

        The Board of Directors of Russell Insurance Group, Inc. recommends the amount of cash compensation for the President & Chief Executive Officer of Russell Insurance Group, Inc. at the time of employment agreement discussions to the Compensation Committee which reviews the recommendation. The Compensation Committee then makes an independent recommendation to the Board of Directors of ACNB Corporation, which sets the amount of cash compensation for all Named Executive Officers. The base amount and forms of compensation awarded the President & Chief Executive Officer of Russell Insurance Group, Inc. are based upon previous contract negotiations, the performance of Russell Insurance Group, Inc., and the role that the President & Chief Executive Officer of Russell Insurance Group, Inc. performs in the highly relationship-oriented industry of insurance sales.

Bonus Awards

President & Chief Executive Officer of Russell Insurance Group, Inc. Bonus

        The President & Chief Executive Officer of Russell Insurance Group, Inc. is the only Named Executive Officer who has a nondiscretionary formulized bonus structure which is addressed in his employment agreement. Given that his duties include marketing and sales, the Board of Directors of Russell Insurance Group, Inc. believes that offering him a formulized bonus will increase the profitability of the insurance subsidiary, and therefore the Corporation, because it incents him to exceed $1 million in pre-tax profits in a calendar year. The bonus structure is equal to five percent (5%) of the pre-tax income (based on historical agency accounting system) earned by Russell Insurance Group, Inc. during the preceding calendar year, provided that the actual pre-tax profits for that year exceeds $1 million; further provided, however, if Russell Insurance Group, Inc. is assessed with impairment charges, then the Board of Directors of Russell Insurance Group, Inc. may, at its sole discretion, award, adjust, or not award the bonus for any year in which impairment charges are applied to the Russell Insurance Group, Inc. income statement. This bonus structure also contains a clawback provision allowing the Corporation to recoup the appropriate funds if the Corporation is required to restate all or a portion of its financial statements as a result of or related to a restatement of Russell Insurance Group, Inc.'s financial statements or if the Corporation determines, in its sole discretion, that it is required by state or federal laws or regulations to implement the clawback provision.

Discretionary Bonuses to ACNB Bank Employees

        The Compensation Committee may recommend to the Board of Directors discretionary bonus awards for the Named Executive Officers, or any other employee or group of employees, for the purpose of rewarding exceptional effort and performance. In the year 2017, after reviewing the audited financial statements of the Corporation for the year ended December 31, 2016, the Compensation Committee used the ACNB Bank Variable Compensation Plan, as discussed in more detail below, in determining whether and the kind of bonus to award the Named Executive Officers, except the President & Chief Executive Officer of Russell Insurance Group, Inc. whose bonus is determined by contract. The amount of the bonus was determined at the discretion of the Compensation Committee after review of all available resources, as discussed above, and based upon their business judgment. Upon approval by the Board of Directors, a maximum of sixty percent (60%) of the bonus awarded to the respective Named Executive Officer was a cash award, with the exception of Mr. Ritter who received only a cash award due to his impending retirement. The remaining portion of the bonus which was provided to the other Named Executive Officers was in the form of an equity award under the ACNB Corporation 2009 Restricted Stock Plan, which was purchased through the Corporation's Dividend Reinvestment and Stock Purchase Plan and intended to further align the interests of the Named Executive Officer with those of the shareholders.

        After the effective date of the acquisition of New Windsor Bancorp, Inc., the Compensation Committee provided a one-time discretionary bonus to the Named Executive Officers, except Mr. Helt, Mr. Ritter, Mr. Seibel and Mr. Russell, related to their performance in ensuring a smooth integration related to the acquisition.

ACNB Bank Variable Compensation Plan

        Effective January 1, 2014, and amended effective January 1, 2018, the Compensation Committee established the ACNB Bank Variable Compensation Plan (Plan), which provides guidelines for awarding cash and/or equity incentive bonuses. Under the Plan, the Compensation Committee may make a recommendation to the Board of Directors to award stock under the ACNB Corporation 2009 Restricted Stock Plan if it chooses to make equity awards. The Board of Directors also reserves the right to amend, suspend or terminate the Plan at any time. The guidelines contained in the Plan include general restrictions such as:

  •
  the award formulas are to be constructed to align the interests of the employee with those of the shareholders;

  •
  the employee must have an overall rating of "Good" on the employee's most recent individual performance appraisal;

  •
  no incentive bonuses may be awarded if the Bank's CAMELS rating assigned by its regulators falls below a certain rating;

  •
  no incentive bonuses will be awarded if the Board of Directors determines that the dividend payable to the shareholders is not reasonable; and,

  •
  all bonuses are subject to a clawback provision.

 Criteria Considered in Deciding to Grant a Bonus Under the
ACNB Bank Variable Compensation Plan

Factor	Rationale	2016 Target
Return on Average Equity (ROAE)	Measures the Bank's performance and provides for a pay for performance baseline.	9.00%
Deposit Growth	Incentivizes employees to grow the Bank's deposit base.	4.00%
Loan Growth	Incentivizes employees to grow the Bank's loan portfolio which will increase income.	3.50%
Leverage Capital Ratio	Our regulators look at our capital ratios to help determine if our capital is adequate and may place constraints on us if they determine that it is not.	8.75%
Non-Performing Loans to Total Loans	Incentivizes employees to grow the Bank's loan portfolio with quality loans.	<2.00%
Net Income	Seeks to maintain an improved performance of the Bank.	≥$10 Million

        As discussed above, a maximum of sixty percent (60%) of the bonus awarded to the respective Named Executive Officer was a cash award paid in 2017 for 2016 performance. The remaining portion of the bonus was in the form of an equity award under the ACNB Corporation 2009 Restricted Stock Plan, as purchased through the Corporation's Dividend Reinvestment and Stock Purchase Plan. Mr. Ritter and Mr. Helt were awarded a larger bonus, given their positions, than the other Named Executive Officers employed by ACNB Bank. The shares awarded to the Named Executive Officers were to vest in one-third (1/3) tranches, with the first third vesting in 2017. The Compensation Committee intends to continue to use restricted stock through the ACNB Corporation 2009 Restricted Stock Plan or a successor plan in the future in conjunction with the ACNB Bank Variable Compensation Plan with the intended purpose to encourage stability and longevity in executive management.

ACNB Corporation 2009 Restricted Stock Plan

        In 2009, the shareholders approved a restricted stock plan for the benefit of employees and directors of ACNB Corporation and ACNB Bank, as determined by the Compensation Committee. As the 2009 Restricted Stock Plan expires prior to the 2019 Annual Meeting of Shareholders, the Board of Directors is currently requesting shareholder approval and ratification of an omnibus plan to succeed to the 2009 Restricted Stock Plan. Both plans are intended to advance the best interests of the Corporation and its shareholders by providing those persons who have responsibility for the Corporation's growth with additional incentives by encouraging them to acquire an ownership interest in the Corporation and, thereby, further encouraging them to contribute to the success of the Corporation and ACNB Bank. The price volatility inherent in any form of performance-based equity compensation remains the main reason why other forms of compensation will be relied upon more heavily than equity compensation. The Compensation Committee granted shares of restricted stock in 2017 in conjunction with the ACNB Bank Variable Compensation Plan, as discussed in detail above.

Retirement Plans

        The Compensation Committee believes that retirement benefits are another important way to provide long-term financial security to employees, thus encouraging longevity and a low employee turnover rate. As the defined benefit plan and 401(k) plan are tax qualified retirement plans, the Corporation's retirement plans are not tied to Corporation or individual performance.

Defined Benefit Plan

        The Corporation's banking subsidiary, ACNB Bank, maintains a defined benefit plan which is available to all eligible employees hired on or before March 31, 2012. The plan provides a prospective benefit commencing at age sixty-five (65) for the employee's lifetime. If an employee has completed thirty (30) or more years of service, the employee is eligible to retire at age sixty-two (62) and receive full benefits. The plan contains a five (5) year vesting provision to ensure that the plan rewards employees for longevity. The amount paid under the plan is based upon a formula outlined in the plan and which is applicable to all eligible ACNB Bank employees. The defined benefit plan is a very effective tool for employee retention and for providing long-term compensation. All Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc., are employees of ACNB Bank and are eligible to participate in the plan.

401(k) Plan

        Both ACNB Bank and Russell Insurance Group, Inc. maintain a 401(k) plan which allows employees to save their own money for retirement, to earn a matching contribution from the subsidiary, and to direct the investment of all funds in the 401(k) plan. The percentage of match contributed to the Named Executive Officer's account is the same as contributed to all other eligible employees in each plan and is prescribed by the Internal Revenue Code. These plans are viewed as a necessity to successfully hire and retain employees in a competitive marketplace. All Named Executive Officers participate in ACNB Bank's 401(k) plan, except the President & Chief Executive Officer of Russell Insurance Group, Inc. who participates in Russell Insurance Group, Inc.'s 401(k) plan.

Supplemental Executive Retirement Plan

        In 2017, all Named Executive Officers, with the exception of Mr. Russell and Mr. Seibel, were parties to supplemental executive retirement plan (SERP) agreements. The SERP agreements were designed to account for some of the limitations with traditional pension plans and the reduction in benefits under ACNB Bank's defined benefit plan, and are intended to provide certain executive officers with an incentive to remain with the Corporation until retirement as opposed to terminating employment before retirement to work for a competitor. The triggering events for payment under the SERP agreements are reaching retirement age as delineated in the SERP agreement, change in control followed by termination of employment, or death. Benefit amounts for a termination prior to retirement age will be determined by the individual's number of years of service encouraging longevity with the Corporation and/or ACNB Bank, unless the termination follows a change in control, at which time, the Named Executive Officer will be fully vested in the SERP benefit. Payments under the SERP agreements are made after the Named Executive Officer reaches normal retirement age as defined in the respective agreement. The SERP provides no current remuneration to the applicable Named Executive Officers and, therefore, is not taken into consideration when determining base salary.

Health and Welfare Plans

        Health and welfare plans are not tied to Corporation or individual performance. The cost of providing such benefits to all eligible employees is not taken into account when determining specific salaries of the Named Executive Officers and is a cost of doing business.

Insurance Plans

        Group life, group disability, vision and health insurance are available to all eligible employees. Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented and committed employees at all levels of the Corporation.

Supplemental Life Insurance Plan

        The Corporation's supplemental life insurance plan provides a split-dollar share of death benefits to the Named Executive Officer's beneficiary, depending upon the Named Executive Officer's eligibility to receive payments. The plan is funded with bank-owned life insurance and is used to provide an additional benefit to certain officers, including the Named Executive Officers, with a minimal cost to the Corporation. Split-dollar life insurance plans are widely available in the banking industry because the Corporation will recover its plan costs upon the death of the Named Executive Officer and the Named Executive Officer's beneficiary will receive a split of the insurance proceeds. Although this benefit does not provide any current remuneration to the Named Executive Officer, it provides further incentive for longevity with the Corporation and/or a subsidiary of the Corporation as it provides the executive the ability to provide some benefit to his or her family after his or her death. As the Corporation will recover its plan costs, the cost of the plan is not taken into consideration when determining base salary.

Long-Term Care Insurance

        The Corporation provides long-term care insurance to certain officers, including the Named Executive Officers employed by the Corporation's banking subsidiary, ACNB Bank. The cost of providing this benefit is offset by interest earned on bank-owned life insurance on the life of the Named Executive Officer. Long-term care insurance is seen as an additional benefit used to attract and retain competent executives at minimal cost; therefore, the cost of the plan is not taken into consideration when determining base salary or other benefits.

Perquisites

        The Corporation provides either a Corporation-owned or Corporation-leased vehicle to the President & Chief Executive Officer of ACNB Corporation and to the President & Chief Executive Officer of Russell Insurance Group, Inc. The provision of a Corporation vehicle to these individuals is a customary benefit in the financial services industry as individuals in these positions frequently engage in public relations on behalf of the Corporation, ACNB Bank and/or Russell Insurance Group, Inc. The Corporation also provides a country club membership to the President & Chief Executive Officer of ACNB Corporation and the Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank for his respective use and the use of other Corporation and/or Bank officers in entertaining clients and potential clients of the Bank and for other Corporation or Bank business. Any personal use of the membership by executives is de minimis.

Agreements

        The Corporation and ACNB Bank have entered into employment agreements with the President & Chief Executive Officer, the Executive Vice President/Secretary & Chief Governance Officer, the Executive Vice President/Treasurer & Chief Financial Officer, and the Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank. The Corporation and Russell Insurance Group, Inc. have entered into an employment agreement with the President & Chief Executive Officer of Russell Insurance Group, Inc.

Triggering Events

        The employment agreements with the President & Chief Executive Officer, the Executive Vice President/Secretary & Chief Governance Officer, the Executive Vice President/Treasurer & Chief Financial Officer, and the Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank are similar and any difference is a result of the respective role of the individual, the number of years the individual has been a Named Executive Officer, and the current trends in the financial services industry. In determining the triggering events in these agreements, the Corporation used triggering events which are standard and prevalent in the industry. The contracts are designed to compensate the Named Executive Officer if the Named Executive Officer is terminated without cause, is terminated after a change in control, or terminates employment for good reason. As the agreements are three (3) years in duration and as the Named Executive Officer has agreed to noncompetition provisions in the agreement, the Corporation believes that it is only appropriate that if the Named Executive Officer is terminated without cause or if the Corporation imposes a condition of employment upon the Named Executive Officer which would be considered a good reason for the Named Executive Officer to terminate employment under the agreement (in effect, if the Corporation or ACNB Bank breaches the agreement), then the Named Executive Officer should be paid the predetermined amount as damages as a result of the Corporation or ACNB Bank violating the employment agreement. Alternatively, if the Corporation or ACNB Bank undergoes a change in control and as a result the Named Executive Officer's employment is terminated by either the Named Executive Officer or the successor corporation, the Corporation believes that it is in the best interests of the shareholders to provide the Named Executive Officer with security in order to ensure that decisions regarding potential changes in control are made in the best interests of the shareholders and that personal concerns regarding subsequent employment are minimized. The contracts give the Named Executive Officer the security of knowing that if he or she is terminated in one of those scenarios that he or she will receive some form of compensation during the transition phase from working for the Corporation to finding another position. In addition, the contracts contain a noncompetition provision, whereby the Named Executive Officer is not allowed to compete with the Corporation or ACNB Bank or solicit customers or employees of the Corporation or ACNB Bank for a specific period of time. The time period in which the Named Executive Officer receives compensation is related to the time period that the noncompetition provision is in effect.

        The contract for the President & Chief Executive Officer of Russell Insurance Group, Inc. contains a payment trigger if his employment agreement is terminated without cause or he terminates employment for good reason. Therefore, if he terminates employment without good reason, he will not receive any payment. If there is a change in control, he will only receive a payment if a subsequent termination of employment meets the definition of a termination without cause or a voluntary termination for good reason. Given his role at Russell Insurance Group, Inc., and not at the Corporation, the Compensation Committee believes the triggering events are appropriate.

        The triggering events for payment under the SERP agreements for the applicable Named Executive Officers are reaching retirement age as delineated in the SERP agreement, change in control followed by termination of employment, or death. Benefit amounts for a termination prior to retirement age will be determined by the individual's number of years of service encouraging longevity with the Corporation and/or ACNB Bank, unless the termination follows a change in control, at which time, the Named Executive Officer will be fully vested in the SERP benefit. Payments under the SERP agreements are made after the Named Executive Officer reaches normal retirement age as defined in the respective agreement.

Vesting

        The SERPs are subject to a vesting mechanism such that if the Named Executive Officer terminates employment prior to normal retirement age, the Named Executive Officer will receive a reduced benefit. Given the positions held by the applicable Named Executive Officers and the likelihood that their service with the Corporation and/or ACNB Bank would be terminated in the event of a change in control of the Corporation, the Named Executive Officers will become fully vested in the SERPs upon such termination. The employment agreements are not subject to vesting requirements as vesting of employment agreements is not industry standard, it would not further the Corporation's compensation philosophy, and the Named Executive Officers have longevity with the Corporation and/or a subsidiary of the Corporation.

Accounting and Tax Treatments

        In the case that one of the events which trigger a payment under the ACNB Corporation and ACNB Bank employment agreements occurs and a payment is made, if the payment is subject to the Internal Revenue Code Section 4999 (also referred to as 280G) penalty, then the Named Executive Officer, with the exception of Mr. Seibel, will receive additional compensation such that, after taxes, the Named Executive Officer will receive what he or she is entitled to under the agreement. The gross-up provision was standard in employment agreements given to Named Executive Officers at Pennsylvania community banks and was intended to place the Named Executive Officer in the same financial position that the parties intended. The gross-up amount is not taken into consideration when determining annual base salary or other annual compensation awards, but was taken into account when determining the amount of each triggering event in the respective contract. In 2016, the Compensation Committee determined that it would no longer offer gross-up provisions in new contracts offered to executives to align its agreements with current industry trends. Therefore, Mr. Seibel's contract, which was entered into in November 2016, contains a gross-down provision, whereby if Mr. Seibel's payment is subject to the Section 4999 penalty, then his payment will be reduced to an amount necessary such that no penalty will apply.

        All of the Named Executive Officers' agreements are designed to comply with or be exempt from the application of Internal Revenue Code Section 409A.

Hedging/Pledging

        Employees who own shares outright are permitted to hedge or pledge shares, subject to the Corporation's Insider Trading Policy Statement that restricts certain transactions prior to the release of certain nonpublic information.

Ownership Guidelines

        At this time, the Corporation does not require its Named Executive Officers to own a certain number of shares of Corporation stock. However, with the exception of Mr. Russell and Mr. Ritter, as noted above, a portion of the respective Named Executive Officer's bonuses awarded in 2016 and 2017 were equity awards under the ACNB Corporation 2009 Restricted Stock Plan to further align the interests of the Named Executive Officer with those of the shareholders.

Clawbacks

        Both the ACNB Bank Variable Compensation Plan and the President & Chief Executive Officer of Russell Insurance Group, Inc.'s bonus structure contain clawback provisions. Under the ACNB Bank Variable Compensation Plan, in the event that the Corporation or ACNB Bank is required to prepare an accounting restatement because of the material noncompliance of the Corporation or ACNB Bank with any financial reporting requirement and, if within the previous three (3) years from the date of the restatement, an employee received an award under the plan, the employee shall return and refund to the Bank the excess of what would have been paid under the accounting restatement. In the event that the Corporation or the Bank is required to prepare an accounting restatement because of the employee's misconduct or fraudulent activity, then the employee shall return and refund to the Bank the entire award received based upon the erroneous data.

        Under the President & Chief Executive Officer of Russell Insurance Group, Inc.'s employment agreement, which contains his bonus structure, the Corporation is allowed to recoup the appropriate funds if the Corporation is required to restate all or a portion of its financial statements as a result of or related to a restatement of Russell Insurance Group, Inc.'s financial statements or if the Corporation determines, in its sole discretion, that it is required by state or federal laws or regulations to implement the clawback provision.

Material Differences in Compensation Awarded to Each Named Executive Officer

        The Named Executive Officers receive base salaries commensurate with their positions, responsibilities, and past performance as recommended by the Compensation Committee and approved by the Board of Directors of ACNB Corporation using their respective business judgment. The amount of net income generated by Russell Insurance Group, Inc. is also taken into consideration when determining the President & Chief Executive Officer of Russell Insurance Group, Inc.'s bonus, which is based upon a formula provided in his employment agreement and discussed in more detail under Bonus Awards above.

        As illustrated below, the Named Executive Officers are provided similar benefits, except the President & Chief Executive Officer of Russell Insurance Group, Inc. does not participate in those benefits that are only offered to Named Executive Officers employed by ACNB Bank by virtue of the terms of the respective plan. Additionally, in 1996, Ms. Glass was provided a SERP, which was amended in 2012, and, in 2012, Mr. Helt and Mr. Cathell were provided SERPs to account for some of the limitations with the defined benefit plan and given their positions at the Corporation and/or Bank at the time the SERPs were implemented. Mr. Seibel does not currently participate in the SERP as he was not an executive vice president at the time the SERPs were implemented. Any differences in the amount provided under the respective benefit is determined based upon each Named Executive Officer's position and years of service.

Named Executive Officer	Employment Agreement	Supplemental Executive Retirement Plan (SERP)	Supplemental Life Insurance Plan	Long- Term Care Insurance	Bonus Eligibility	Defined Benefit Plan	Basic Insurance Benefits & 401(k) Plan
James P. Helt	X	X	X	X	X	X	X
Lynda L. Glass	X	X	X	X	X	X	X
David W. Cathell	X	X	X	X	X	X	X
Douglas A. Seibel	X		X	X	X	X	X
Frank C. Russell, Jr.	X		X		X		X
Thomas A. Ritter(1)	X	X	X	X	X	X	X

(1)
Mr. Ritter's employment agreement, bonus eligibility, and basic insurance benefits terminated upon his retirement. Mr. Ritter will receive his vested benefits under his SERP, supplemental life insurance plan, long-term care insurance, defined benefit plan, and 401(k) plan. He is also eligible for other benefits provided to directors.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in ACNB Corporation's proxy statement.

        This report is furnished by the Compensation Committee.

James E. Williams, Chair
Frank Elsner, III
Todd L. Herring
Scott L. Kelley
James J. Lott
J. Emmett Patterson
Marian B. Schultz
Alan J. Stock

EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS

        In 2017, ACNB Bank's Chief Risk & Governance Officer provided the Board of Directors with a risk assessment report for the Corporation's incentive compensation programs. The Board of Directors concluded that the programs are balanced, do not motivate imprudent risk taking, and are not reasonably likely to have a material adverse effect on the Corporation.

Summary Compensation Table

        The following table summarizes the total compensation for 2017, 2016 and 2015 for Thomas A. Ritter, the Corporation's former President & Chief Executive Officer who retired in May 2017; James P. Helt, the Corporation's current President & Chief Executive Officer; David W. Cathell, the Corporation's Executive Vice President/Treasurer & Chief Financial Officer; and, three other persons who were serving as executive officers of the Corporation and/or a subsidiary of the Corporation at the end of 2017. Specifically, these three other persons include Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer; Douglas A. Seibel, Executive Vice President/Chief Revenue & Lending Officer; and, Frank C. Russell, Jr., President & Chief Executive Officer of Russell Insurance Group, Inc. These individuals are referred to as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)		Total ($)
Thomas A. Ritter	2017	$243,346	$63,000	—	$78,008	$210,171	(4)	$594,525
Former President & Chief	2016	$370,000	$21,000	$39,000	$265,004	$207,651	(5)	$902,655
Executive Officer of the	2015	$320,825	$20,032	$20,032	$205,725	$53,972	(6)	$620,586
Corporation(3)
James P. Helt	2017	$345,500	$30,600	$24,400	$48,058	$16,364	(8)	$464,922
President & Chief	2016	$305,000	$27,500	$22,500	$34,367	$17,806	(9)	$407,173
Executive Officer of the Corporation(7)	2015	$252,234	$18,400	$14,720	$12,901	$13,519	(10)	$311,774
Lynda L. Glass	2017	$250,000	$26,000	$22,000	$175,199	$49,968	(12)	$523,167
Executive Vice President/	2016	$241,645	$25,000	$21,000	$133,861	$31,806	(13)	$453,312
Secretary & Chief Governance Officer of the Corporation(11)	2015	$235,750	$18,400	$14,720	$36,352	$14,763	(14)	$319,985
David W. Cathell	2017	$236,450	$26,000	$22,000	$118,620	$54,495	(16)	$457,565
Executive Vice President/	2016	$229,565	$25,000	$21,000	$99,640	$45,006	(17)	$420,211
Treasurer & Chief Financial Officer of the Corporation(15)	2015	$223,965	$18,400	$14,720	$73,824	$36,175	(18)	$367,084
Douglas A. Seibel	2017	$230,000	$22,000	$19,000	$44,863	$10,569	(19)	$326,432
Executive Vice President/Chief	—	—	—	—	—	—		—
Revenue & Lending Officer	—	—	—	—	—	—		—
Frank C. Russell, Jr.	2017	$300,000	—	—	—	$12,387	(20)	$312,387
President & Chief Executive	2016	$300,000	—	—	—	$12,180	(21)	$312,180
Officer of Russell Insurance Group, Inc.	2015	$300,000	$50,140	—	—	$6,981	(22)	$357,121

(1)
The amount shown was deposited for a cash purchase of Corporation stock through the Corporation's Dividend Reinvestment and Stock Purchase Plan.

(2)
The amounts shown represent the aggregate actuarial increase in the present value of the Named Executive Officer's benefits under the pension plan and retirement income agreements.

(3)
Mr. Ritter retired from service as the President & Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank effective May 5, 2017. He continues to serve as a director of the Corporation, the Bank, and Russell Insurance Group, Inc. for which he also serves as Chairman of the Board.

(4)
Includes 401(k) plan employer matching contribution of $10,800; deferred compensation accruals under his SERP of $174,614; imputed income of $2,782 related to supplemental life insurance; personal use of company car of $503; and, appraised value of vehicle over purchase price of $21,472.

(5)
Includes 401(k) plan employer matching contribution of $10,600; deferred compensation accruals under his SERP of $192,978; imputed income of $2,790 related to supplemental life insurance; and, personal use of company car of $1,283.

(6)
Includes 401(k) plan employer matching contribution of $10,600; deferred compensation accruals under his SERP of $39,657; imputed income of $2,117 related to supplemental life insurance; and, personal use of company car of $1,598.

(7)
Also serves as President and Chief Executive Officer of the Bank and a director of Russell Insurance Group, Inc.

(8)
Includes 401(k) plan employer matching contribution of $10,800; deferred compensation accruals under his SERP of $2,111; imputed income of $561 related to supplemental life insurance; and, personal use of company car of $2,892.

(9)
Includes 401(k) plan employer matching contribution of $10,600; deferred compensation accruals under his SERP of $1,773; imputed income of $433 related to supplemental life insurance; and, merger-related work of $5,000.

(10)
Includes 401(k) plan employer matching contribution of $10,600; deferred compensation accruals under his SERP of $1,493; imputed income of $383 related to supplemental life insurance; and, personal use of country club of $1,043.

(11)
Also serves as Executive Vice President/Secretary and Chief Risk & Governance Officer of ACNB Bank, as well as a Director and Vice President & Secretary of Russell Insurance Group, Inc.

(12)
Includes 401(k) plan employer matching contribution of $10,800; deferred compensation accruals under her SERP of $36,791; imputed income of $877 related to supplemental life insurance; and, merger-related work of $1,500.

(13)
Includes 401(k) plan employer matching contribution of $10,600; deferred compensation accruals under her SERP of $20,404; and, imputed income of $802 related to supplemental life insurance.

(14)
Includes 401(k) plan employer matching contribution of $10,166; deferred compensation accruals under her SERP of $3,876; and, imputed income of $721 related to supplemental life insurance.

(15)
Also serves as Executive Vice President/Treasurer & Chief Financial Officer of ACNB Bank and Vice President & Treasurer of Russell Insurance Group, Inc.

(16)
Includes 401(k) plan employer matching contribution of $10,698; deferred compensation payments under his SERP of $37,895; imputed income of $902 related to supplemental life insurance; and, merger-related work of $5,000.

(17)
Includes 401(k) plan employer matching contribution of $10,303; deferred compensation accruals under his SERP of $30,945; imputed income of $758 related to supplemental life insurance; and, merger-related work of $3,000.

(18)
Includes 401(k) plan employer matching contribution of $9,695; deferred compensation accruals under his SERP of $25,799; and, imputed income of $681 related to supplemental life insurance.

(19)
Includes 401(k) plan employer matching contribution of $10,080, and imputed income of $489 related to supplemental life insurance.

(20)
Includes 401(k) plan employer matching contribution of $8,100; imputed income of $633 related to supplemental life insurance; and, personal use of company car of $3,654.

(21)
Includes 401(k) plan employer matching contribution of $7,950; imputed income of $580 related to supplemental life insurance; and, personal use of company car of $3,650.

(22)
Includes 401(k) plan employer matching contribution of $2,750; imputed income of $521 related to supplemental life insurance; and, personal use of company car of $3,710.

CEO Pay Ratio Disclosure

        The SEC requires us to disclose the annual total compensation of Mr. Helt, the principal executive officer as of December 31, 2017, and our median employee, as well as the ratio of their respective annual total compensation to each other. We are providing the following information for the year ended December 31, 2017:

  •
  The median employee's annual compensation–$37,073

  •
  The CEO's annual compensation–$489,022

  •
  The ratio of the CEO's annual compensation to our median employee's annual compensation–13:1

        The CEO's compensation is approximately 13 times that of the median of the annual total compensation of all employees.

        We completed the following steps to identify the median of the annual total compensation of all our employees. The Corporation chose December 31, 2017 as the date for identifying the median employee. We considered our entire employee population consisting of full-time, part-time and temporary employees employed on that date. To find the median of the annual total compensation of our employees, the Corporation used wages from our payroll records, excluding the CEO's wages. We annualized compensation for full-time and part-time employees who were employed on December 31, 2017, but who did not work the entire year including New Windsor State Bank employees. No full-time equivalent adjustments were made for part-time employees. We calculated total annual compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for both the median employee and Mr. Helt; however, we annualized Mr. Helt's current base salary. We did not include personal benefits that aggregate less than $10,000 and compensation under non-discriminatory benefit plans in calculating the annual total compensation; however, we did use matching contributions and profit sharing contributions from the Bank's 401(k) and insurance premiums. We did not rely on any material assumptions, adjustments, or estimates to identify our median employee or to determine annual total compensation.

Equity Compensation

        In 2009, the Corporation's shareholders approved the ACNB Corporation 2009 Restricted Stock Plan (the 2009 Restricted Stock Plan) which allows the Corporation to grant up to 200,000 restricted shares under the plan. The Compensation Committee may grant restricted stock to employees and directors of the Corporation and ACNB Bank contingent, for example, upon the employee, director, Corporation or ACNB Bank meeting specified goals or the employee or director remaining employed or affiliated with ACNB Bank for a specific period of time. The following table is a summary of the restricted stock grants awarded to the Named Executive Officers during 2017, pursuant to the 2009 Restricted Stock Plan and the ACNB Bank Variable Compensation Plan.

Grant of Plan Based Awards

Named Executive Officer	Grant Date	Shares (#)	Grant Date Fair Value ($)
Thomas A. Ritter	—	—	—
James P. Helt	June 15, 2017	833.4757	$24,400
Lynda L. Glass	June 15, 2017	751.4944	$22,000
David W. Cathell	June 15, 2017	751.4944	$22,000
Douglas A. Seibel	June 15, 2017	649.0179	$19,000

        On June 15, 2017, the Corporation granted a total of 2,985.4824 restricted shares to the Named Executive Officers employed by ACNB Bank. Subject to earlier forfeiture or accelerated vesting, the restricted shares were to vest as follows: one-third (1/3) of the restricted shares 100% vested on the grant date, with the next one-third (1/3) of the restricted shares 100% vested as of January 1, 2018, and the final one-third (1/3) of the restricted shares 100% vested as of January 1, 2019.

Outstanding Equity Awards at Fiscal Year-End

        The following table is a summary of the outstanding equity awards at December 31, 2017.

Named Executive Officer	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)
Thomas A. Ritter	—	—
James P. Helt	1,097.4300	$32,429
Lynda L. Glass	792.7237	$23,425
David W. Cathell	792.7237	$23,425
Douglas A. Seibel	567.5539	$16,771

(1)
Value represents the number of shares that have not vested multiplied by $29.55, the Corporation's closing price on December 31, 2017.

        The following table summarizes each vesting of restricted stock award grants under the 2009 Restricted Stock Plan which vested during 2017.

Stock Vested in Fiscal Year 2017

Named Executive Officer	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thomas A. Ritter	1083.559	$33,753
James P. Helt	590.3903	$17,870
Lynda L. Glass	542.2256	$16,421
David W. Cathell	542.2256	$16,421
Douglas A. Seibel	351.2146	$10,535

(1)
Value represents the number of shares that vested multiplied by the closing price on the applicable vesting date.

        The Board of Directors is currently requesting shareholder approval and ratification of an Omnibus Incentive Stock Plan in order to provide the Board of Directors with additional alternatives in awarding equity compensation to Named Executive Officers and others in an effort to further align the interests of directors and executive officers with those of the shareholders.

Clawback Provisions

        Both the ACNB Bank Variable Compensation Plan and the President & Chief Executive Officer of Russell Insurance Group, Inc.'s bonus structure contain clawback provisions, as both are the only arrangements which provide for compensation based upon financial information which may be required to be reported under securities law or which may have an effect on the financial information reported. The clawback associated with the ACNB Bank Variable Compensation Plan provides that in the event that the Corporation or ACNB Bank is required to prepare an accounting restatement because of the material noncompliance of the Corporation or ACNB Bank with any financial reporting requirement and, if within the previous three (3) years from the date of the restatement, a participant received an award based upon the erroneous data, the participant shall return and refund to ACNB Bank the excess of what would have been paid to the participant under the accounting restatement. In the event that the Corporation or ACNB Bank is required to prepare an accounting restatement because of a participant's misconduct or fraudulent activity, then the participant shall return and refund to ACNB Bank the entire award received based upon the erroneous data. The clawback associated with Mr. Russell's bonus structure is similar providing that if the Corporation is required to restate all or a portion of its financial statements as a result of or related to a restatement of Russell Insurance Group, Inc.'s financial statements and the Corporation determines in its sole discretion that it is required by state or federal laws or regulations to clawback a bonus payment, Mr. Russell shall reimburse Russell Insurance Group, Inc. for any incentive award paid if the result of a performance measure upon which the award was based is restated or otherwise adjusted in a manner that would reduce the size of the award.

Supplemental Life Insurance Plan

        In January 2001, ACNB Bank implemented a supplemental life insurance plan for certain officers of the Bank to provide death benefits for each officer's designated beneficiaries, which was amended and restated in December 2014. Beneficiaries designated by an officer are entitled to a split-dollar share of the death proceeds from the life insurance policies on each officer equal to the lesser of two (2) times the officer's base annual salary or the maximum dollar amount of the participant's interest in the policy based upon the vesting schedule attached to his or her split-dollar policy endorsement. The plan is unsecured and unfunded, and there are no plan assets. The Bank has purchased single premium bank-owned life insurance (BOLI) policies on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.

Group Term Life Insurance Plan

        ACNB Bank maintains a group term life insurance plan. All full-time Bank employees are eligible to participate in the plan. For 2017, the insurance benefit for employees was calculated as two (2) times base salary, with a maximum of $250,000.

Long-Term Care Insurance

        ACNB Bank provides long-term care insurance to certain officers. The insurance provides a monthly benefit for long-term care needs.

401(k) Plan

        ACNB Bank maintains a defined contribution profit-sharing 401(k) plan. ACNB Bank is the plan sponsor and plan administrator. The plan is subject to certain laws and regulations under the Internal Revenue Code, and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

        An employee is eligible to participate in the plan after working for six (6) months and attaining the age of twenty (20) years and six (6) months. An eligible employee is automatically enrolled in the 401(k) plan, and the Bank will automatically withhold 5% of the employee's wages unless otherwise directed. ACNB Bank matches a percentage of the employee's contribution. In 2017, ACNB Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of earned compensation. Effective January 1, 2000, ACNB Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

Defined Benefit Plan

        Employees of ACNB Bank hired on or before March 31, 2012, are covered under the Bank's Group Pension Plan for Employees provided that they meet the eligibility criteria of the plan. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000, January 1, 2010, and April 1, 2012. ACNB Bank is the plan sponsor and plan administrator.

        Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined benefit pension plan on behalf of a specific employee cannot be separately or individually calculated. ACNB Bank made no contributions to the plan in 2017, as the plan is considered to be well funded.

        Each eligible employee of ACNB Bank hired on or before March 31, 2012, who attains the age of twenty (20) years and six (6) months and who completes one (1) year of service, in which one thousand (1,000) hours are worked, is eligible to participate in the plan on the following anniversary of the plan. The plan generally provides for a prospective benefit at the age of sixty-five (65) years for the employee's remaining lifetime with payments certain for five (5) years. Effective January 1, 2010, the formula for determining a participant's benefit is the participant's earned benefit as of December 31, 2009, plus 0.75% of the participant's average monthly pay multiplied by the participant's benefit service earned on and after January 1, 2010, but not more than twenty-five (25) years. If an employee has completed thirty (30) or more years of vested service, he or she is eligible to retire at age sixty-two (62) with no reduction applied to his or her benefit.

Supplemental Executive Retirement Plan

        ACNB Bank entered into retirement income agreements with the Named Executive Officers, except Mr. Russell and Mr. Seibel, to provide supplemental retirement income benefits to these officers upon the later of reaching their normal retirement date or separation of service. Messrs. Ritter's, Cathell's and Helt's and Ms. Glass' benefits are payable in equal monthly installments for the greater of one hundred-eighty (180) months or the executive's life. Benefits are also payable upon death. Benefit amounts will be determined by the individual's number of years of service. Benefits accrue annually, but may be reduced if termination of service occurs before the normal retirement date except after a change in control. In exchange for providing benefits under the agreements, the executives are bound by respective noncompetition arrangements. No benefits are payable under the agreements if the executive directly or indirectly engages in a business or activity that may be deemed competitive with ACNB Bank or the Corporation within fifty (50) miles of ACNB Bank's principal office. If the termination occurs before the executive's respective retirement date, this restriction applies for five (5) years after the date of the executive's separation of service; however, the restriction will not extend longer than three (3) years after the executive begins to receive benefits under the respective agreement. If the separation occurs after the executive's retirement date, then the restriction shall be in place for three (3) years. The restriction does not apply after a change in control. ACNB Bank purchased bank-owned life insurance policies on each officer to fund the retirement income agreements. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2017 Annual Report on Form 10-K.

Pension Benefits Table

        The following table summarizes the pension benefits which have accumulated and been paid to each of the eligible Named Executive Officers during 2017.

Named Executive Officer	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Thomas A. Ritter	Pension Plan	17	$610,883	$0
	Supplemental Executive Retirement Plan	16	$1,501,241	$92,297
James P. Helt	Pension Plan	9	$178,940	$0
	Supplemental Executive Retirement Plan	6	$24,526	$0
Lynda L. Glass	Pension Plan	33	$928,470	$0
	Supplemental Executive Retirement Plan	21	$391,333	$0
David W. Cathell	Pension Plan	12	$289,514	$0
	Supplemental Executive Retirement Plan	6	$274,270	$0
Douglas A. Seibel	Pension Plan	9	$180,376	$0
Frank C. Russell, Jr.	—	—	—	—

Employment Agreements

        On December 31, 2008, the Corporation and Adams County National Bank, now ACNB Bank, entered into amended and restated employment agreements with Thomas A. Ritter, former President & Chief Executive Officer of the Corporation and Chief Executive Officer of the Bank, and Lynda L. Glass, Executive Vice President/Secretary & Chief Governance Officer of the Corporation and Executive Vice President/Secretary and Chief Risk & Governance Officer of the Bank. Ms. Glass' agreement was again amended on December 27, 2016. On April 17, 2009, the Corporation and the Bank entered into an employment agreement with David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer of the Corporation and the Bank, and on April 15, 2009, the Bank entered into an employment agreement with James P. Helt, current President & Chief Executive Officer of the Corporation and ACNB Bank. Both of these agreements were amended on December 27, 2016. On November 15, 2016, ACNB Bank entered into an employment agreement with Douglas A. Seibel, Executive Vice President/Chief Lending & Revenue Officer of ACNB Bank (together, the "Agreements" and "Executives"). Under the Agreements, these Named Executive Officers are eligible for bonuses, paid time off, participation in employee benefit plans, and reimbursement of business expenses. Further, Mr. Ritter received and Mr. Helt recieves a company vehicle provided by the Corporation.

        The initial terms of the Agreements are three (3) years which automatically extend for an additional one (1) year period on each annual anniversary date of the Agreements, unless notice is given one hundred eighty (180) days prior to the anniversary date, so that on each anniversary date if notice had not been previously given the term shall continue for three (3) years.

        The Agreements automatically terminate if the Executives are terminated for "Cause", as defined in the Agreements, and all rights under the Agreements will terminate with the exception of the arbitration clause. The Agreements automatically terminate if the Executives terminate their employment for "Good Reason", as defined in the Agreements. If the Agreements terminate for "Good Reason", Mr. Ritter would have received the greater of (a) the compensation due for the remainder of the Agreement's term or (b) two (2) times his agreed compensation and benefits for two (2) years, and in the case of Ms. Glass and Messrs. Helt, Cathell and Seibel 2.99 times their agreed compensation and benefits for two (2) years. The Agreements automatically terminate upon the Executives' disability, as defined in the Agreements, and the Executives will receive employee benefits and 75% of their compensation until (a) they return to work, (b) reach age sixty-five (65), (c) die, or (d) the employment period under the Agreements ends. The Agreements automatically terminate if the Executives voluntarily terminate the Agreements. If Messrs. Helt, Cathell or Seibel or Ms. Glass gives notice within one hundred eighty (180) days of a "Change in Control", as defined in the Agreements, or the Executive's employment is terminated involuntarily, the respective Executive is entitled to 2.99 times the Executive's agreed compensation and to continue to receive benefits for two (2) years. Messrs. Helt and Cathell and Ms. Glass would receive grossed-up payments, and Mr. Seibel would receive a gross-down if necessary.

        The Agreements contain restrictive covenants precluding the Executives from engaging in competitive activities in a certain area and provisions preventing the Executives from disclosing proprietary information about the Corporation and ACNB Bank.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        As Named Executive Officers, Mr. Ritter, Mr. Helt, Ms. Glass, and Mr. Cathell have entered into employment agreements with the Corporation and ACNB Bank which govern any payments upon termination or change in control. Mr. Seibel has entered into an employment agreement with ACNB Bank which governs any payments to him upon a termination or change in control. Mr. Ritter's triggering event actually occurred in May 2017, and he was not serving as a Named Executive Officer of the Corporation as of December 31, 2017; therefore, as required by the SEC, his disclosure applies to his actual triggering event, his retirement. Upon his retirement, he received payment for his accrued leave, his restricted stock vested, and he began receiving payments under his SERP. If on December 31, 2017, Messrs. Helt, Cathell, or Seibel or Ms. Glass terminated employment for Good Reason, each would have received thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective agreed compensation plus benefits for two (2) years. If Messrs. Helt, Cathell, or Seibel or Ms. Glass terminates employment after a "Change in Control", as defined in the respective employment agreements, then he or she will be entitled to a lump sum of 2.99 times his or her respective agreed compensation plus benefits for two (2) years following termination. If the Corporation terminates the Named Executive Officer's employment without "Cause", then the respective Named Executive Officer will receive thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective agreed compensation plus benefits for two (2) years. Payments pursuant to a "Change in Control" or termination without "Cause" or for "Good Reason" will be grossed-up for Messrs. Helt and Cathell and Ms. Glass to accommodate for any excise tax imposed on the payments and grossed-down for Mr. Seibel to avoid the imposition of any excise tax imposed.

        All five (5) employment agreements contain noncompetition, nonsolicitation and confidentiality provisions. If the Corporation terminates the Named Executive Officer's employment without "Cause" or if the Named Executive Officer terminates employment with "Good Reason" or after a "Change in Control", then the noncompetition and nonsolicitation provisions continue for two (2) years after the termination of employment. If the Named Executive Officer's employment is terminated by the Corporation for "Cause" or if the Named Executive Officer terminates employment voluntarily without

"Good Reason", then the noncompetition and nonsolicitation provisions continue for one (1) year after termination of employment.

        Upon a "Change in Control" followed by a separation of service, the Named Executive Officers will become vested in the retirement benefits under the supplemental executive retirement plan agreement. If the Named Executive Officer is terminated for reasons other than the commission of a felony involving Bank property prior to retirement, then he or she will be entitled to an early termination benefit in an amount determined based upon the year in which such termination occurs. The supplemental executive retirement plan agreement contains a noncompetition provision which restricts the Named Executive Officer's ability to compete and solicit customers.

        Upon any termination of employment, the respective Named Executive Officer will be entitled to receive normal retirement benefits equal to an amount determined by an actuarial formula as described in the defined benefit plan.

        As President & Chief Executive Officer of Russell Insurance Group, Inc., Frank C. Russell, Jr. has entered into an employment agreement with the Corporation. If Mr. Russell is involuntarily terminated or terminates employment for "Good Reason", as defined in the agreement, he will be entitled to one (1) times his annual base salary. The agreement contains noncompetition and nonsolicitation provisions which continue for three (3) years after his termination of employment regardless of the reason for termination.

Thomas A. Ritter

        The following table shows the actual payments with respect to Mr. Ritter's triggering event, his retirement.

Executive Benefits and Payments Upon Separation	Normal Retirement
Supplemental Executive Retirement Plan(1)	$92,297
Supplemental Executive Life Insurance	$0
Severance Under Employment Agreement	$0
Accrued Leave	$64,039
Health and Welfare Benefits	$0
Vesting of Restricted Stock	$33,753

(1)
Mr. Ritter will receive $158,224 paid in twelve (12) monthly installments for the greater of 180 months or his life.

James P. Helt

        The following table shows the potential payments upon termination or change in control of the Corporation for James P. Helt. The chart assumes the triggering events took place on December 31, 2017.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$4,504	$4,504	$26,563	$4,504		$0	$4,504		$26,563		$0		$26,563
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$740,000
Severance Under Employment Agreement(2)	$0	$0	$0	$34,543	(3)	$0	$34,543	(3)	$1,243,561	(4)	$25,994	(5)	$0
Accrued Leave	$55,500	$55,500	$55,500	$55,500		$0	$55,500		$55,500		$55,500		$55,500
Health and Welfare Benefits	$0	$0	$1,157	$23,632		$0	$23,632		$23,632		$27,571		$0
Restricted Stock Vesting	$0	$0	$32,429	$0		$0	$0		$32,429		$32,429		$32,429

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

Lynda L. Glass

        The following table shows the potential payments upon termination or change in control of the Corporation for Lynda L. Glass. The chart assumes the triggering events took place on December 31, 2017.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$28,454	$28,454	$67,075	$28,454		$0	$28,454		$67,075		$0		$67,075
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$500,00
Severance Under Employment Agreement(2)	$0	$0	$0	$24,283	(3)	$0	$24,283	(3)	$874,196	(4)	$18,273	(5)	$0
Accrued Leave	$43,269	$43,269	$43,269	$43,269		$0	$43,269		$43,269		$43,269		$43,269
Health and Welfare Benefits	$0	$0	$1,195	$40,111		$0	$40,111		$40,111		$60,166		$0
Restricted Stock Vesting	$0	$0	$23,425	$0		$0	$0		$23,425		$23,425		$23,425

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

David W. Cathell

        The following table shows the potential payments upon termination or change in control of the Corporation for David W. Cathell. The chart assumes the triggering events took place on December 31, 2017.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$31,632	$31,632	$38,569	$31,632		$0	$31,632		$38,569		$0		$38,569
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$472,900
Severance Under Employment Agreement(2)	$0	$0	$0	$23,158	(3)	$0	$23,158	(3)	$833,682	(4)	$17,426	(5)	$0
Accrued Leave	$40,924	$40,924	$40,924	$40,924		$0	$40,924		$40,924		$40,924		$40,924
Health and Welfare Benefits	$0	$0	$1,795	$43,385		$0	$43,385		$43,385		$28,924		$0
Restricted Stock Vesting	$0	$0	$23,425	$0		$0	$0		$23,425		$23,425		$23,425

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
Payable in a lump sum.

(5)
Monthly amount.

Douglas A. Seibel

        The following table shows the potential payments upon termination or change in control of the Corporation for Douglas A. Seibel. The chart assumes the triggering events took place on December 31, 2017.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$460,000
Severance Under Employment Agreement(1)	$0	$0	$0	$21,403	(2)	$0	$21,403	(2)	$771,492	(3)	$16,127	(4)	$0
Accrued Leave	$34,500	$34,500	$34,500	$34,500		$0	$34,500		$34,500		$34,500		$34,500
Health and Welfare Benefits	$0	$0	$1,402	$36,531		$0	$36,531		$36,531		$53,275		$0
Restricted Stock Vesting	$0	$0	$16,771	$0		$0	$0		$16,771		$16,771		$16,771

(1)
Amounts will be reduced to avoid any excise taxes and does not include the costs of benefits.

(2)
For thirty-six (36) months.

(3)
Payable in a lump sum.

(4)
Monthly amount.

Frank C. Russell, Jr.

        The following table shows the potential payments upon termination or change in control of the Corporation for Frank C. Russell, Jr. The chart assumes the triggering events took place on December 31, 2017.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control	Disability	Death
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0	$0	$100,000
Severance Under Employment Agreement	$0	$0	$0	$25,000	(1)	$0	$25,000	(1)	$0	$0	$0

(1)
For twelve (12) months.

Transactions with Directors and Executive Officers

        Some of ACNB Corporation's directors, executive officers, and their immediate family members and the companies with which they are associated were customers of and had banking transactions with ACNB Corporation's subsidiary bank during 2017. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectability or present other unfavorable features. ACNB Corporation's subsidiary bank anticipates that they will enter into similar transactions in the future.

        The Corporation does not regularly engage in business transactions with directors and executive officers outside of its business of banking. Generally, any other significant transactions with directors or executive officers are reviewed and approved by the Board of Directors on a case-by-case basis as the need arises.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        Members of the Compensation Committee during 2017 were James E. Williams, Frank Elsner, III, Todd L. Herring, Scott L. Kelley, James J. Lott, J. Emmett Patterson, Marian B. Schultz and Alan J. Stock. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence.

        No Corporation executive officer is, or was during 2017, a member of the board of directors or compensation committee (or other committee serving an equivalent function) of another company that has, or had during 2017, an executive officer serving as a member of our Board of Directors or Compensation Committee.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is comprised of directors who meet SEC and Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2000, which has been subsequently revised and is incorporated by reference from the Corporate Governance Documents section of the Investor Relations/ACNB Corporation page of ACNB Bank's website at www.acnb.com.

        The Audit Committee met with management periodically during the year to consider the adequacy of ACNB Corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with ACNB Corporation's independent registered public accounting firm and with appropriate ACNB Corporation financial personnel and internal auditors. The Audit Committee also discussed with ACNB Corporation's management and independent registered public accounting firm the process used for certifications by ACNB Corporation's Chief Executive Officer and Chief Financial Officer, which are required for certain of ACNB Corporation's filings with the SEC.

        The Audit Committee also met privately at its regular meetings with both the independent registered public accounting firm and the internal auditors, each of whom has unrestricted access to the Audit Committee.

        The Audit Committee selected BDO USA, LLP as the independent registered public accounting firm for ACNB Corporation after reviewing the firm's performance and independence from management.

        Management has primary responsibility for ACNB Corporation's financial statements and the overall reporting process, including ACNB Corporation's system of internal controls.

        The independent registered public accounting firm audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of ACNB Corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues the firm believes should be raised with the Audit Committee.

        The Audit Committee reviewed with management and BDO USA, LLP, ACNB Corporation's independent registered public accounting firm, ACNB Corporation's audited financial statements, as well as reviewed those financial statements and reports prior to issuance. Management has represented, and BDO USA, LLP has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee received from and discussed with BDO USA, LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's Communications with Audit Committees. These items relate to that firm's independence from ACNB Corporation. The Audit Committee also discussed with BDO USA, LLP matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by BDO USA, LLP, and discussed with the firm its independence.

        The Audit Committee reviewed the audited financial statements and, based upon the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017, which is then filed with the SEC.

        At present, ACNB Corporation has one individual designated as "audit committee financial expert". The Board of Directors has determined that Daniel W. Potts is qualified to serve as ACNB Corporation's audit committee financial expert and is independent as defined under applicable SEC and Nasdaq rules.

        This report is furnished by the Audit Committee.

Daniel W. Potts, Chair
Richard L. Alloway II
Frank Elsner, III
Donna M. Newell
J. Emmett Patterson
Marian B. Schultz
David L. Sites

 INTRODUCTION TO PROPOSALS 8 THROUGH 11

        Periodically, the Corporation reviews its Articles of Incorporation, Bylaws and related corporate documents and practices to ensure that the Corporation and Board of Directors is legally compliant, functioning efficiently, and keeping up to date with the latest in corporate practices and governance. During its latest review, the Corporation and Board of Directors determined that certain current provisions of the Articles of Incorporation and Bylaws regarding the Board of Directors and its composition and structure are inefficient and outmoded when compared with other similar corporations and the provisions under Pennsylvania law. Therefore, the Board of Directors is recommending Proposals 8 through 11 as presented below to modernize its governance and flexibility, make the Corporation more competitive, and meet its future goals with an eye on viability for the long term.

PROPOSAL NO. 8:

AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 10 REGARDING THE CLASSIFICATION OF THE BOARD OF DIRECTORS

        The Corporation is seeking to amend the Articles of Incorporation to remove Article 10 which classifies the Board of Directors. On February 27, 2018, the Board of Directors of the Corporation approved and adopted resolutions to amend the Corporation's Articles of Incorporation to remove and delete Article 10 in full and in its entirety and to submit the proposed amendment to the shareholders of the Corporation to approve and adopt with a recommendation by the Board of Directors to vote FOR the proposed amendment.

        If shareholders approve and adopt the proposed amendment, the Corporation will file amended and restated Articles of Incorporation with the Pennsylvania Department of State, to be effective upon filing, amending its Articles of Incorporation to remove Article 10.

        Currently, Article 10 of the Articles of Incorporation reads, in full and in its entirety, as follows:

  10.
  Classification of Directors. The Directors shall be divided into three (3) classes, as nearly equal in number as possible, known as Class 1, consisting of not more than eight (8) Directors; Class 2, consisting of not more than eight (8) Directors, and Class 3, consisting of not more than nine (9) Directors. The initial Directors of Class 1 shall serve, until the third (3rd) annual meeting of shareholders. At the third (3rd) annual meeting of shareholders, the Directors of Class 1 shall be elected for a term of three (3) years and, after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Directors of Class 2 shall serve until the second (2nd) annual meeting of shareholders. At the second (2nd) annual meeting of shareholders, the Directors of Class 2 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial Directors of Class 3 shall serve until the first (1st) annual meeting of shareholders. At the first (1st) annual meeting of shareholders the Directors of Class 3 shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. Each Director shall serve until his/her successor shall have been elected and shall qualify, even though his/her term of office as herein provided has otherwise expired, except in the event of his/her earlier resignation, removal or disqualification.

Purpose of Removing Article 10

        As currently set forth, Article 10 of the Corporation's Articles of Incorporation establishes that the Board of Directors will be a classified board structure. In the vast majority of Pennsylvania corporations which have a classified board structure, such a structure is set forth in the bylaws of the corporation and not the articles of incorporation. Proposal 10 below presents a proposed amendment to the Bylaws of the Corporation which retains the current classified board structure. While the Board intends to retain the current classified board structure for the foreseeable future, moving the classified board structure to the Bylaws provides greater flexibility in the future regarding the Board and its structure.

        If approved and adopted by the shareholders of the Corporation at the Annual Meeting of Shareholders, the amendment to the Articles of Incorporation to remove and delete Article 10 in full and in its entirety regarding the classification of the Board of Directors will be effective upon the filing of an appropriate certificate of amendment with the Secretary of State of Pennsylvania, which is expected to occur promptly following the shareholder vote.

Amendment Resolution

        The Board of Directors proposes and recommends that shareholders approve and adopt the following resolution:

  RESOLVED, that Article 10 of the Amended and Restated Articles of Incorporation is hereby removed and deleted in full and in its entirety.

Recommendation and Vote

        The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Annual Meeting of Shareholders is required to approve and adopt the amendment to the Corporation's Articles of Incorporation removing and deleting Article 10.

The Board of Directors recommends that you vote "FOR" Proposal 8.

 PROPOSAL NO. 9:

AMENDMENT TO ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 11 REGARDING FIXING THE NUMBER OF DIRECTORS THAT CONSTITUTE THE WHOLE BOARD OF DIRECTORS BY THE SHAREHOLDERS

        The Corporation is seeking to amend the Articles of Incorporation to remove Article 11 which grants the shareholders the authority to fix the size of the Board of Directors. On February 27, 2018, the Board of Directors of the Corporation approved and adopted resolutions to amend the Corporation's Articles of Incorporation to remove and delete Article 11 in full and in its entirety and to submit the proposed amendment to the shareholders of the Corporation to approve and adopt with a recommendation by the Board of Directors to vote FOR the proposed amendment.

        If shareholders approve and adopt the proposed amendment, the Corporation will file amended and restated Articles of Incorporation with the Pennsylvania Department of State, to be effective upon filing, amending its Articles of Incorporation to remove Article 11.

        Currently, Article 11 of the Articles of Incorporation reads, in full and in its entirety, as follows:

  11.
  The Board of Directors shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the shareholders at any annual or special meeting thereof.

Purpose of Removing Article 11

        As currently set forth, Article 11 of the Corporation's Articles of Incorporation requires that, each year at the Annual Meeting of Shareholders, the shareholders must vote to set the number of directors that constitute the entire Board of Directors. As permitted by Pennsylvania Law, the vast majority of corporations reserve this function to the Board of Directors, while the shareholders only vote on the roster of directors up for election.

        Article 11 currently restricts the Board of Directors from adding additional directors between shareholder meetings when an attractive and qualified director candidate might become available. While the Board of Directors currently has no plans to add additional directors to the Board, delegating the power to fix the size of the Board of Directors as a whole allows for greater flexibility and responsiveness to add directors as the opportunity arises rather than waiting until the next shareholders meeting. Furthermore, Proposal 10 below presents a proposed amendment to the Bylaws of the Corporation which grants the Board of Directors the power to set the size of the Board as a whole at their discretion.

        If approved and adopted by the shareholders of the Corporation at the Annual Meeting of Shareholders, the amendment to the Articles of Incorporation to remove and delete Article 11 in full and in its entirety regarding fixing the size of the Board of Directors will be effective upon the filing of an appropriate certificate of amendment with the Secretary of State of Pennsylvania, which is expected to occur promptly following the shareholder vote.

Amendment Resolution

        The Board of Directors proposes and recommends that shareholders approve and adopt the following resolution:

  RESOLVED, that Article 11 of the Amended and Restated Articles of Incorporation is hereby removed and deleted in full and in its entirety.

Recommendation and Vote

        The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Annual Meeting of Shareholders is required to approve and adopt the amendment to the Corporation's Articles of Incorporation removing and deleting Article 11.

The Board of Directors recommends that you vote "FOR" Proposal 9.

PROPOSAL NO. 10:

        AMENDMENT TO THE BYLAWS TO ADD NEW ARTICLE II, SECTIONS 204 AND 205, CLASSIFYING THE BOARD OF DIRECTORS AND GRANTING THE BOARD OF DIRECTORS AUTHORITY TO FIX THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD OF DIRECTORS AS A WHOLE AND THE NUMBER OF DIRECTORS IN EACH CLASS

        The Corporation is seeking to amend the Bylaws to add new Article II, Sections 204 and 205, which establish the minimum and maximum size of the Board of Directors as a whole, adopts a classified structure for the Board of Directors with terms of three years, and grants the Board of Directors authority to fix the size of the Board of Directors as a whole and size of each class of the Board of Directors within the established limits. On February 27, 2018, the Board of Directors of the Corporation approved and adopted resolutions to amend the Corporation's Bylaws to add new Article II, Sections 204 and 205, and to submit the proposed amendment to the shareholders of the Corporation to approve and adopt with a recommendation by the Board of Directors to vote FOR the proposed amendment.

        If shareholders approve and adopt the proposed amendment to the Bylaws, the amendment will become effective upon the filing of amended and restated Articles of Incorporation with the Pennsylvania Department of State amending its Articles of Incorporation to remove and delete Articles 10 and 11 of the Articles of Incorporation in full and in their entirety as described under Proposals 8 and 9.

        We recommend that the shareholders approve and adopt a proposal to amend the Corporation's Bylaws by adding new Article II, Sections 204 and 205, to read in full and in their entirety as follows:

  Section 204. The number of Directors that shall constitute the whole Board of Directors shall be not less than five (5) nor more than twenty-five (25). The Board of Directors shall be classified into three (3) classes (Class 1, Class 2 and Class 3), each class to be elected for a term of three (3) years. The terms of the respective classes shall expire in successive years as provided in Section 205 hereof. The Board of Directors shall have the sole discretion to increase the number of Directors that shall constitute the whole Board of Directors. Within the foregoing limits, the Board of Directors may from time to time fix the number of Directors and their respective classifications. Each class shall consist as nearly as possible of one-third (1/3) the number of the whole Board of Directors. Nothing herein should be construed to require exact equality in the number of Directors in each class.

  Section 205. At each annual meeting of the shareholders, successors to the class of Directors whose term shall then expire shall be elected to hold office for a term of three (3) years, so that the term of office of one (1) class of Directors shall expire in each year.

Purpose of Adding Article II, Sections 204 and 205

        Simultaneously, with the removal of Articles 10 and 11 from the Articles of Incorporation, pursuant to Proposals 8 and 9, the Board proposes to add similar provisions to the Bylaws (consistent with Pennsylvania Law) that establishes the minimum and maximum size of the Board of Directors, adopts a classified structure for the Board, and grants the Board of Directors authority to fix the size of the Board of Directors and size of each class of the Board of Directors within the established limits.

        In the vast majority of Pennsylvania corporations which have a classified board structure, such a structure is set forth in the bylaws of the corporation and not the articles of incorporation. The new Sections 204 and 205 preserve the Corporation's current classified board structure of three classes of directors with each class elected for three year terms. While the Board intends to retain the current classified board structure for the foreseeable future, moving the classified board structure to the Bylaws provides greater flexibility in the future regarding the Board of Directors and its structure.

        Furthermore, the proposed Bylaw amendment grants the Board of Directors the power to set the size of the Board of Directors at their discretion within the prescribed limits and add additional directors between meetings of the shareholders when an attractive and qualified director candidate might become available. While the Board of Directors currently has no plans to add additional directors to the Board of Directors, delegating the power to fix the size of the Board of Directors to the Board of Directors allows for greater flexibility and responsiveness to add directors as the opportunity arises rather than waiting until the next shareholders meeting.

Amendment Resolutions

        The Board of Directors proposes and recommends that shareholders approve and adopt the following resolutions:

  RESOLVED, that the Bylaws are hereby amended to add new Article II, Section 204, to read in full and in its entirety as follows and to be effective at the date and time of the effectiveness of the amendments to the Amended and Restated Articles of Incorporation:

  Section 204. The number of Directors that shall constitute the whole Board of Directors shall be not less than five (5) nor more than twenty-five (25). The Board of Directors shall be classified into three (3) classes (Class 1, Class 2 and Class 3), each class to be elected for a term of three (3) years. The terms of the respective classes shall expire in successive years as provided in Section 205 hereof. The Board of Directors shall have the sole discretion to increase the number of Directors that shall constitute the whole Board of Directors. Within the foregoing limits, the Board of Directors may from time to time fix the number of Directors and their respective classifications. Each class shall consist as nearly as possible of one-third (1/3) the number of the whole Board of Directors. Nothing herein should be construed to require exact equality in the number of Directors in each class.

  RESOLVED, that the Bylaws are hereby amended to add new Article II, Section 205 to read in full and in its entirety as follows and to be effective at the date and time of the effectiveness of the amendments to the Amended and Restated Articles of Incorporation:

  Section 205. At each annual meeting of the shareholders, successors to the class of Directors whose term shall then expire shall be elected to hold office for a term of three (3) years, so that the term of office of one (1) class of Directors shall expire in each year.

Recommendation and Vote

        The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Annual Meeting of Shareholders is required to approve and adopt the amendment to the Corporation's Bylaws adding new Article II, Sections 204 and 205.

The Board of Directors recommends that you vote "FOR" Proposal 10.

PROPOSAL NO. 11:

        AMENDMENT TO CURRENT ARTICLE II, SECTION 204, OF THE BYLAWS AND THEREAFTER RENUMBER IT AS SECTION 206 TO ALLOW DIRECTORS APPOINTED OR ELECTED TO VACANCIES ON THE BOARD OF DIRECTORS TO SERVE UNTIL THE EXPIRATION OF THE TERM OF OFFICE OF THE CLASS TO WHICH THE DIRECTOR WAS APPOINTED OR ELECTED

        The Corporation is seeking to amend current Article II, Section 204, of the Bylaws to allow directors who are appointed or elected to a vacancy on the Board of Directors to serve until the expiration of the term of office of the class to which such director was appointed and renumber it Section 206. On February 27, 2018, the Board of Directors of the Corporation approved and adopted resolutions to amend the Corporation's Bylaws to amend and renumber Article II, Section 204 and to submit the proposed amendment to the shareholders of the Corporation to approve and adopt with a recommendation by the Board of Directors to vote FOR the proposed amendment.

        We recommend that the shareholders approve and adopt a proposal to amend current Article II, Section 204, of the Corporation's Bylaws regarding vacancies and renumber it Section 206 to read in full and in its entirety as follows:

  Section ~~204~~206. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, may be filled by the remaining members of the Board even though less than a quorum. Any Director appointed or elected to fill a vacancy in the Board of Directors shall become a member of the same class of Directors in which the vacancy existed; but if the vacancy is due to an increase in the number of Directors, a majority of the members of the Board of Directors shall designate such directorship as belonging to Class 1, Class 2 or Class 3 so as to maintain the three (3) classes of Directors as nearly equal in number as possible. Each Director so appointed or elected shall be a Director until ~~his successor is elected by the shareholders, who may make such election at the next annual meeting of the shareholders or at any special meeting duly called for that purpose and held prior thereto.~~ the expiration of the term of office of the class of Directors to which he was appointed or elected, and until his successor has been elected and qualified by the shareholders or until his earlier death, resignation or removal.

Purpose of Amending Current Article II, Section 204

        As currently set forth, Article II, Section 204, permits any person elected to fill a vacancy on the Board of Directors to serve until the next annual or special meeting of shareholders at which time such person must be reelected by shareholders. Pennsylvania law permits any director chosen to fill a vacancy, including a vacancy resulting from an increase in the number of directors, to hold office until the expiration of the term of office of the class for which such director has been chosen, and until his successor has been selected and qualified or until his earlier death, resignation or removal. The Board of Directors believes it is in the best interests of the Corporation and shareholders to allow directors appointed or elected to fill vacancies to serve until the expiration of the term of the class to which such persons are appointed or elected. Also, by adding new Article II, Sections 204 and 205, as described in Proposal 10, current Section 204 along with the remaining sections through Section 211must be renumbered accordingly.

Amendment Resolutions

        The Board of Directors proposes and recommends that shareholders approve and adopt the following resolutions:

  RESOLVED, that the Bylaws are hereby amended to amend and renumber current Article II, Section 204, to read in full and in its entirety as follows and to be effective at the date and time of the effectiveness of the amendments to the Amended and Restated Articles of Incorporation:

  Section ~~204~~ 206. Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of Directors, may be filled by the remaining members of the Board even though less than a quorum. Any Director appointed or elected to fill a vacancy in the Board of Directors shall become a member of the same class of Directors in which the vacancy existed; but if the vacancy is due to an increase in the number of Directors, a majority of the members of the Board of Directors shall designate such directorship as belonging to Class 1, Class 2 or Class 3 so as to maintain the three (3) classes of Directors as nearly equal in number as possible. Each Director so appointed or elected shall be a Director until ~~his successor is elected by the shareholders, who may make such election at the next annual meeting of the shareholders or at any special meeting duly called for that purpose and held prior thereto.~~ the expiration of the term of office of the class of Directors to which he was appointed or elected, and until his successor has been elected and qualified by the shareholders or until his earlier death, resignation or removal.

Recommendation and Vote

        The affirmative vote of a majority of the votes cast by all shareholders entitled to vote at the Annual Meeting of Shareholders is required to approve and adopt the amendment to the Corporation's Bylaws amending current Article II, Section 204, and renumbering it Section 206.

The Board of Directors recommends that you vote "FOR" Proposal 11.

PROPOSAL NO. 12:

APPROVAL AND RATIFICATION OF THE ACNB CORPORATION
2018 OMNIBUS STOCK INCENTIVE PLAN

        On March 20, 2018, the Board of Directors approved and adopted the ACNB Corporation 2018 Omnibus Stock Incentive Plan upon the recommendation of the Compensation Committee (the "Stock Incentive Plan"). We are asking shareholders to approve and ratify the Stock Incentive Plan. If approved, the effective date of the Stock Incentive Plan will be March 20, 2018.

        The 2009 Restricted Stock Plan, which was approved by our shareholders at the 2009 Annual Meeting of Shareholders, expires by its own terms prior to our 2019 Annual Meeting. As a result, the Board of Directors approved the Stock Incentive Plan to replace the 2009 Restricted Stock Plan. It is intended that once the Stock Incentive Plan is approved, the Corporation will no longer utilize the 2009 Restricted Stock Plan. The Stock Incentive Plan will be in effect for ten (10) years. Over the course of the ten (10) years, the most effective form of equity compensation necessary to further the best interests of the Corporation may evolve. The Compensation Committee may determine that in 2018, the most effective form of equity compensation is restricted stock, but in 2019 the most effective form may be options. The Stock Incentive Plan provides the Compensation Committee with a variety of options for utilizing equity compensation to incentivize employees and directors. The Compensation Committee does not intend to deviate from its current compensation philosophy. The purpose of the Stock Incentive Plan is to provide flexibility to the Corporation to attract, retain and motivate employees and directors, to provide additional incentives to certain employees and directors, and to improve the growth and financial condition of the Corporation and its subsidiaries.

Reasons for Shareholder Approval

        Consistent with the Corporation's long history of transparency, the Board is seeking shareholder approval of the Plan. The Board believes that by having additional flexibility with the awarding of equity as compensation, the Board can adjust the types of compensation awarded to directors and executives based upon industry standards and safety and soundness principles. On February 24, 2009, the Corporation established the 2009 Restricted Stock Plan. However, pursuant to its terms no additional awards may be granted under the 2009 Restricted Stock Plan after February 24, 2019. Therefore, the Stock Incentive Plan is also intended to replace the 2009 Restricted Stock Plan as a compensation vehicle for the Corporation. Finally, shareholder approval is required for the Corporation to provide equity compensation under Nasdaq listing requirements.

Summary of the Material Terms of the Stock Incentive Plan

        The following is a summary of the material terms of the Stock Incentive Plan. The summary is qualified in its entirety by the full Stock Incentive Plan, a copy of which is attached to this proxy statement as Exhibit A.

Effective Date; Duration

        The Stock Incentive Plan will become effective upon the approval by the Corporation's shareholders. If any awards are granted under the Stock Incentive Plan prior to such shareholder approval, such awards will be conditioned upon shareholder approval and will not be exercisable prior to such approval and lapse upon failure of such approval. Except with respect to awards then outstanding, unless sooner terminated by the Board of Directors, the Stock Incentive Plan will expire on March 20, 2028, and no further awards may be granted after that date.

Administration

        The Stock Incentive Plan will be administered by the Board of Directors or by a committee of the Board. The Board or committee will have authority and discretion to, among other things, interpret the Stock Incentive Plan, amend and rescind any rules or regulations relating to the Stock Incentive Plan, determine who will be granted awards under the Stock Incentive Plan, prescribe the terms and conditions of each award and make any and all determinations that may be necessary or advisable for the administration of the Stock Incentive Plan. The Board or committee shall also have the authority to determine what, to whom, when and under what facts and circumstances awards will be made.

Eligibility

        Directors, key officers and other employees of the Corporation and its subsidiaries are eligible to receive awards as determined by the Board or committee. Approximately 373 employees and 14 non-employee directors would be eligible to participate in the Stock Incentive Plan if it were currently in place.

Shares Available for Awards; Limits on Awards

        The Corporation has reserved an aggregate of 400,000 shares of common stock to be awarded under the Stock Incentive Plan, plus shares of common stock that are authorized, but not issued under the 2009 Restricted Stock Plan, as may be adjusted under the terms of the 2009 Restricted Stock Plan. The total share reserve was determined by analyzing similar plan established by our peers. We considered the asset size of our peers, their number of shares outstanding, the number of shares available under their respective plan, and the overall percentage that the numbers of shares under their plan represented to their total number of shares outstanding.

        Up to 400,000 shares of common stock may be issued under the Stock Incentive Plan, in the aggregate, with respect to qualified stock options.

        The aggregate number of shares of common stock granted to any employee during any calendar year shall not exceed 50,000 shares (whether such awards may be settled in shares, cash or any combination of shares and cash), subject to adjustment pursuant to the terms of the Stock Incentive Plan. The aggregate number of shares of common stock granted to any non-employee director during any calendar year shall not exceed 50,000 shares (whether such awards may be settled in shares, cash or any combination of shares and cash), subject to adjustment pursuant to the terms of the Stock Incentive Plan.

        Any shares subject to an award, under the Stock Incentive Plan or the 2009 Restricted Stock Plan, that for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Stock Incentive Plan.

        The Board or committee will make appropriate adjustments to the limits above to prevent dilution or enlargement of the rights of a participant under the Stock Incentive Plan.

Awards Available

        Awards that may be granted under the Stock Incentive Plan include stock options (including qualified stock options and non-qualified stock options), stock appreciation rights ("SARs"), stock awards, restricted stock, stock units and restricted stock units ("RSUs"), performance awards, and director compensation. All awards and the terms and conditions of such awards will be set forth in a written agreement. The Corporation does not foresee awarding multiple forms of awards in a given year, but will use the variety of awards available to determine which form of award will further the Corporation's best interests.

  Stock Options

        A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either a qualified stock option or a non-qualified stock option. Qualified stock options are intended to qualify for certain tax treatment as incentive stock options under Internal Revenue Code Sections 421 and 422, and therefore, qualified stock options and non-qualified stock options are taxed differently, as described below under "Federal Income Tax Consequences of Awards". The exercise price of a stock option may not be less than the fair market value (or in the case of a qualified stock option granted to a ten percent (10%) shareholder, 110% of the fair market value) of a share of common stock on the grant date. The time period during which any stock option is exercisable, as determined by the Board or committee, shall not commence before the expiration of 6 months or continue beyond 10 years after the date of grant.

        As of the record date, the closing price of our common stock was $29.15.

  Stock Appreciation Rights

        A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone ("freestanding rights") or in tandem with another award ("related rights").

  Stock Awards and Restricted Stock Awards

        A stock award is an award of actual shares of common stock subject to such terms and conditions as determined by the Board or committee and may be issued for consideration or no consideration. A restricted stock award is a stock award which is subject to certain restrictions for a period of time determined by the Board or committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. The participant generally has the rights and privileges of a shareholder as to such restricted stock during the restricted period, including the right to vote the restricted stock and the right to receive dividends.

  Stock Units and Restricted Stock Units

        A stock unit is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock subject to such terms and conditions as determined by the Board or committee and may be issued for consideration or no consideration. A RSU is a stock unit, which is subject to certain restrictions for a period of time determined by the Board or committee. No shares of common stock are issued at the time a RSU is granted, and the Corporation is not required to set aside any funds for the payment of any RSU award. Prior to settlement of a RSU award and the receipt of shares, the participant does not have any rights as a shareholder with respect to such shares. The Board or committee may grant RSUs with a deferral feature (deferred stock units or DSUs), whereby settlement of the RSU is deferred beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

  Performance Awards

        A performance award is an award of cash, shares of common stock, or a combination of cash and shares of common stock that are only earned if certain conditions are met. The Board or committee has the discretion to determine: the number of shares of common stock or stock-denominated units subject to a performance share award; the applicable performance period; the conditions that must be satisfied for a participant to earn an award; and, the other terms, conditions and restrictions of the award. The performance goals to be achieved during any performance period shall be determined by the Board or committee upon the grant of each performance award. The Board or committee shall determine whether, and the extent to which, the applicable performance goals have been achieved or satisfied and the amount of the performance awards that shall be distributed based upon such determination. Except as otherwise provided in a written agreement, performance awards shall be distributed only after the end of a relevant performance period. A performance award may be determined to be a qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.

Director Compensation

        The Board or committee may permit, in its sole discretion, a director to elect to receive all or a portion of his or her annual cash retainer payment in the form of options or shares of stock. The number of options or shares will be calculated by dividing the amount of foregone cash compensation by the fair market value of a share of stock.

Adjustments upon Changes in Stock

        In the event that the shares of the Corporation shall be changed into or exchanged for a different number or kind of common stock or other securities of the Corporation or of another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such common stock shall be increased through a payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or previously awarded under the Stock Incentive Plan, or which thereafter may become subject to an award under the Stock Incentive Plan, the number and kind of common stock or other securities into which each outstanding share of common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Each outstanding award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

Acceleration

        The Board or committee may permit acceleration of previously established exercise terms of any awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Board or committee may deem necessary or appropriate.

        If the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, as of immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all awards shall be treated as if the agreement was never executed.

        If there is an actual, attempted or threatened change in the ownership of at least thirty percent (30%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, then any and all outstanding awards shall immediately become and remain exercisable.

Amendment or Termination

        To the extent permitted by applicable law, the Board may amend, modify, suspend or terminate the Stock Incentive Plan at any time. The amendment, modification, suspension or termination of the Stock Incentive Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any award. Additionally, the Stock Incentive Plan is intended to satisfy the requirements of Section 409A Internal Revenue Code and the Board or committee may amend or modify the terms or conditions of an award to the extent the Board or committee determines, in its sole discretion, that the terms and conditions of an award violate or may violate Section 409A of the Internal Revenue Code. The Stock Incentive Plan shall terminate on March 20, 2028.

Clawback and Recoupment

        Any award granted under the Stock Incentive Plan is subject to any clawback policy in effect at the Corporation or a subsidiary or as otherwise indicated in the grant agreement.

Federal Income Tax Consequences of Awards

        The following is a summary of the U.S. federal income tax consequences of awards granted under the Stock Incentive Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws. This summary is not intended to be exhaustive and does not constitute legal or tax advice. This summary does not address municipal, state or foreign income tax consequences of awards, or federal employment taxes.

Non-Qualified Stock Options

        The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, and the Corporation will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Qualified Stock Options

        The grant of a qualified stock option will not result in taxable income to the participant. The exercise of a qualified stock option will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Corporation or its subsidiaries at all times beginning on the date the qualified stock option was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.

        If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

        If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Corporation will be entitled to a corresponding deduction.

Stock Appreciation Rights

        The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Corporation will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

        Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Corporation will be entitled to a corresponding deduction.

        If the participant makes an election under Internal Revenue Code Section 83(b) within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Corporation will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Stock Units and Restricted Stock Units

        The grant of a stock unit or RSU will not result in taxable income to the participant. When the stock unit or RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement, and the Corporation will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

        Internal Revenue Code Section 409A imposes complex rules on non-qualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A, while others are exempt. If an award is subject to Section 409A and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Incentive Stock Plan and awards granted under the Incentive Stock Plan are intended to be exempt from or conform to the requirements of Section 409A.

Section 162(m) and the Company's Deduction

        Generally, whenever a participant recognizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Corporation provided that the Corporation complies with certain reporting requirements. However, under Internal Revenue Code Section 162(m), the Corporation will be denied a deduction for compensation paid to certain senior executives that exceeds $1,000,000.

        Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act (the "Act"), this limitation will apply to the Corporation's Chief Executive Officer, Chief Financial Officer, the Corporation's other Named Executive Officers, and anyone who was a covered person after December 31, 2016. Prior to January 1, 2018, certain performance-based compensation was excluded from the $1,000,000 deduction limit. With the passage and signing of the Act, beginning January 1, 2018 (with an exception for certain grandfathered arrangements), the Corporation will be denied a deduction for any compensation exceeding $1,000,000 for such covered individuals, regardless of whether the compensation is performance-based compensation.

New Plan Benefits

        No determination has yet been made as to the awards, if any, that any eligible individuals will be granted in the future and, therefore, the benefits to be awarded under the Stock Incentive Plan are not determinable.

Required Vote

        Approval and ratification of the ACNB Corporation 2018 Omnibus Stock Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

The Board of Directors recommends a vote "FOR" approval and ratification of the ACNB Corporation 2018 Omnibus Stock Incentive Plan.

 INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors of the Corporation recently conducted a review, analysis and due diligence which resulted in a competitive selection process to determine the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2018. As a result of this process, on March 20, 2018, the Audit Committee appointed RSM US LLP as the Corporation's independent registered public accounting firm, contingent upon completion of RSM US LLP's client acceptance procedures, and dismissed BDO USA, LLP from that role. At the Annual Meeting of Shareholders, shareholders will consider and vote on the approval and ratification of the selection of RSM US LLP for the year ending December 31, 2018.

        The reports of BDO USA, LLP on the Corporation's financial statements as of and for the years ended December 31, 2017 and 2016, did not contain an adverse opinion or a disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Corporation's two most recent fiscal years and the subsequent interim period preceding BDO USA, LLP's dismissal, there were: (i) no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the Corporation; and, (ii) no "reportable events", as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

        Aggregate fees billed to ACNB Corporation by BDO USA, LLP for 2017 and 2016 for services rendered are presented below:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$364,509	$168,143
Audit-Related Fees	—	5,691
Tax Fees	28,663	21,183
All Other Fees	—	—

Total Fees	$393,172	$195,017

        Audit Fees include fees billed for professional services rendered for the audit of the Corporation's annual consolidated financial statements and the review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses and for 2017 fees billed for procedures related to registration statement filings and audit procedures related to the acquisition of New Windsor Bancorp, Inc.

        Audit-Related Fees include for 2016 fees billed for due diligence related to the anticipated merger.

        Tax Fees include fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

        The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining the independence of BDO USA, LLP.

        The Audit Committee preapproves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Preapproval will generally be provided for up to one (1) year, and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also preapprove particular services on a case-by-case basis. None of the services related to the Audit-Related Fees, Tax Fees or All Other Fees described above were approved by the Audit Committee pursuant to the preapproval waiver provisions set forth in the applicable SEC rules. In addition, the Audit Committee annually considers and recommends to the Board of Directors the selection of the Corporation's independent registered public accounting firm as independent auditors.

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires ACNB Corporation's directors, executive officers, and shareholders who beneficially own more than 10% of ACNB Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ACNB Corporation with the SEC. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely manner during 2017 with the exception of Messrs. Rasmussen and Stone, who each had one (1) late filing for one (1) transaction.

PROPOSALS

        Cumulative voting rights do not exist with respect to the election of directors. The six (6) nominees for Class 2 Director and one (1) nominee for Class 1 Director receiving the highest number of "FOR" votes cast (in person or by proxy which are entitled to vote at the annual meeting) by those shareholders entitled to vote will be elected directors of the Corporation.

        For the election of directors in Proposals 5 and 6, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one (1) or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card, or vote via internet or telephone, with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees, and "FOR" all other proposals described in this proxy statement).

1.     TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT FIFTEEN (15).

        The Board of Directors recommends a vote FOR this proposal.

2.     TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).

        The Board of Directors recommends a vote FOR this proposal.

3.     TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT SIX (6).

        The Board of Directors recommends a vote FOR this proposal.

4.     TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

        The Board of Directors recommends a vote FOR this proposal.

5.     TO ELECT SIX (6) CLASS 2 DIRECTORS TO SERVE FOR TERMS OF THREE (3) YEARS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

        Nominees for Class 2 Directors are:

Richard L. Alloway II	D. Arthur Seibel, Jr.
Donna M. Newell	David L. Sites
Thomas A. Ritter	Alan J. Stock

  The Board of Directors recommends a vote FOR the election of these nominees.

6.     TO ELECT ONE (1) CLASS 1 DIRECTOR TO SERVE FOR A TERM OF ONE (1) YEAR AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

Nominee for Class 1 Director is:	Todd L. Herring

  The Board of Directors recommends a vote FOR the election of this nominee.

7.     TO CONDUCT A NON-BINDING VOTE ON EXECUTIVE COMPENSATION.

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act")) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our Named Executive Officers.

        The shareholders approved a resolution at the Corporation's 2017 Annual Meeting of Shareholders to conduct an annual advisory vote on the Corporation's executive compensation for the Named Executive Officers.

        As described in detail in this proxy statement, our executive compensation programs are designed to attract, motivate, reward and retain our Named Executive Officers, who are critical to our success. We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "Say on Pay" proposal, gives our shareholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote "FOR" the following resolution at the Annual Meeting of Shareholders:

    RESOLVED, that the Corporation's shareholders approve, on a non-binding basis, the compensation paid to the Named Executive Officers, as disclosed in the Corporation's Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion, and the other related tables and disclosure.

        The Say on Pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee, or the Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

  The Board of Directors recommends a vote FOR this proposal.

8.     TO APPROVE AND ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 10 REGARDING THE CLASSIFICATION OF THE BOARD OF DIRECTORS.

  The Board of Directors recommends a vote FOR this proposal.

9.     TO APPROVE AND ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE AND DELETE ARTICLE 11 REGARDING FIXING THE NUMBER OF DIRECTORS THAT CONSTITUTE THE WHOLE BOARD OF DIRECTORS BY THE SHAREHOLDERS.

  The Board of Directors recommends a vote FOR this proposal.

10.   TO APPROVE AND ADOPT AN AMENDMENT TO THE BYLAWS TO ADD NEW ARTICLE II, SECTIONS 204 AND 205, CLASSIFYING THE BOARD OF DIRECTORS AND GRANTING THE BOARD OF DIRECTORS AUTHORITY TO FIX THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD OF DIRECTORS AS A WHOLE AND THE NUMBER OF DIRECTORS IN EACH CLASS.

  The Board of Directors recommends a vote FOR this proposal.

11.   TO APPROVE AND ADOPT AN AMENDMENT TO CURRENT ARTICLE II, SECTION 204, OF THE BYLAWS AND THEREAFTER RENUMBER IT AS SECTION 206 TO ALLOW DIRECTORS APPOINTED OR ELECTED TO VACANCIES ON THE BOARD OF DIRECTORS TO SERVE UNTIL THE EXPIRATION OF THE TERM OF OFFICE OF THE CLASS TO WHICH THE DIRECTOR WAS APPOINTED OR ELECTED.

  The Board of Directors recommends a vote FOR this proposal.

12.   TO APPROVE AND RATIFY THE ACNB CORPORATION 2018 OMNIBUS STOCK INCENTIVE PLAN.

  The Board of Directors recommends a vote FOR this proposal.

13.   TO RATIFY THE SELECTION OF RSM US LLP AS ACNB CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

        The Board of Directors has approved the selection of RSM US LLP as the independent registered public accounting firm for the examination of its financial statements for the fiscal year ending December 31, 2018. BDO USA, LLP served as the Corporation's independent registered public accounting firm for the year ended December 31, 2017.

        RSM US LLP has advised us that neither the firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between the independent registered public accounting firm and its clients.

        We expect a representative of RSM US LLP to be present at the Annual Meeting of Shareholders, to respond to appropriate questions, and to make a statement if the representative desires to do so. We do not expect a representative of BDO USA, LLP to be present at the Annual Meeting of Shareholders.

  The Board of Directors recommends a vote FOR this proposal.

14.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2018 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ADDITIONAL INFORMATION

        Any shareholder may obtain a copy of ACNB Corporation's Annual Report on Form 10-K for the year ended December 31, 2017, including the financial statements and related schedules and exhibits, required to be filed with the SEC, without charge, by submitting a written request to Corporate Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325, or by calling (717) 339-5085. You may also view these documents on our website at acnb.com under the Investor Relations/ACNB Corporation tab or directly at https://www.acnb.com/acnb-corporation.

OTHER MATTERS

        The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

Exhibit A

ACNB Corporation
2018 Omnibus Stock Incentive Plan

        1.    Purpose.    The purpose of the 2018 Omnibus Stock Incentive Plan (the "Plan") is to provide flexibility to ACNB Corporation (the "Corporation") to attract, retain and motivate employees and directors, to provide additional incentives to certain employees and directors, and to improve the growth and financial condition of the Corporation and any subsidiary now or hereafter existing (a "Subsidiary").

        2.    Term.    The Plan shall become effective as of March 20, 2018, the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no Awards shall be granted after, the tenth anniversary of the effective date of the Plan.

        3.    Shares.

        (a)    Available Shares.    Shares of the Corporation's common stock, $2.50 par value (the "Shares"), that may be issued under the Plan shall not exceed, 400,000 shares, all of which may be issued in respect to Qualified Options (as defined below), plus any Shares that are authorized, but not issued under the 2009 Restricted Stock Plan, as may be adjusted pursuant to Section 23 hereof. Shares issued under the Plan may be (1) authorized and unissued Shares, (2) authorized Shares issued by and subsequently reacquired by the Corporation as treasury stock, or (3) Shares purchased in the open market or in privately negotiated transactions. Except as may be otherwise provided in the Plan, any Shares subject to an Award, under the Plan or under the 2009 Restricted Stock Plan, that for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of Shares needed to satisfy the requirements of the Plan. Awards that do not entitle the participant to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

        The Corporation shall apply for any requisite governmental approvals to issue Shares under the Plan. The Corporation's failure to obtain any such governmental approval, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Shares under the Plan, shall relieve the Corporation of any duty, or liability, for the failure to issue or sell the Shares.

        (b)    Share Limitations.    The aggregate number of Shares that may be granted to any employee of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares (whether such Awards may be settled in Shares, cash, or any combination thereof), subject to the adjustments as provided by Section 23 hereof.

        The aggregate number of Shares that may be granted to a non-employee director of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares (whether such Awards may be settled in Shares, cash, or any combination thereof), subject to the adjustments as provided by Section 23 hereof.

        4.    Administration.    The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of three or more members of the Board, selected by the Board in compliance with all federal and state laws, the rules and regulations promulgated by the Securities and Exchange Commission, and the rules and regulations of any stock exchange or quotation system on which the Corporation's stock is listed or quoted (the "Committee"). The

Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreements (as defined below) made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

        The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of Shares subject thereto, and the purchase prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

        Except as prohibited by applicable law, the Committee may delegate any portion of its responsibilities and powers to one or more officers or such other persons selected by it.

        5.    Awards.    Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Shares, which are intended to qualify for certain tax treatment as incentive stock options under Internal Revenue Code of 1986, as amended ("Code") Sections 421 and 422, (b) "Non-Qualified Options" to purchase Shares, which are not intended to qualify under Code Sections 421 through 424, (c) "Stock Appreciation Rights" ("SARs"), (d) "Stock Awards" and "Restricted Stock," (e) "Stock Units" and "Restricted Stock Units," (f) "Performance Awards" and (g) Directors' Fees. More than one Award may be granted to an Eligible Person (as defined below) ("Grantee"), and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements ("Award Agreement"). Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee.

        6.    Eligibility.    Persons eligible to receive Awards shall be the directors, key officers and other employees of the Corporation and of each Subsidiary, as determined by the Committee ("Eligible Person"). A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or a Subsidiary.

        7.    Qualified Options.    In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a)   No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier.

          (b)   The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded.

          (c)   If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified

  Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Code Section 22(e)(3) ("Disability"), in which case the three (3) month period shall be twelve (12) months. If the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable. The Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death.

          (d)   The purchase price of Shares subject to any Qualified Option shall not be less than the Shares' Fair Market Value (as defined below) at the time the Qualified Option is awarded.

          (e)   Qualified Options may not be sold, transferred or assigned by the participant, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

          (f)    At the time a Qualified Option is awarded, the aggregate Fair Market Value of the Shares subject thereto and of any Shares or other capital stock with respect to which Qualified Options first become exercisable by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00 or such other amount as permitted by the Code.

          (g)   No Qualified Option shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the purchase price of the Qualified Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

          (h)   The shares granted pursuant to each Qualified Option shall be subject to the holding period requirements of Code Section 422.

          (i)    Each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code.

          (j)    To the extent that a Qualified Option fails to be qualified under Code Section 422, then such Option shall be treated as a Non-Qualified Option.

        8.    Non-Qualified Options.    In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a)   The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded.

          (b)   If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee.

          (c)   The purchase price of a Share subject to any Non-Qualified Option shall not be less than the Share's Fair Market Value at the time the Non-Qualified Option is awarded.

          (d)   Except as otherwise provided by the Committee, Non-Qualified Options granted under the Plan are not transferable, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

        9.    Stock Appreciation Rights.    In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

          (a)   SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever date is earlier.

          (b)   Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the Fair Market Value at the time of such exercise of a specified number of Shares as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of Shares that, on a per share basis, is not less than the Share's Fair Market Value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Share's purchase price thereunder as may be determined by the Committee.

          (c)   Upon exercise of any SAR, the participant shall be paid either in cash or in Shares, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Shares, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Share's Fair Market Value at the time of exercise.

          (d)   The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months after the date the SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised.

          (e)   If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee.

          (f)    No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Qualified Option, (ii) is for not more than the difference between the Share's purchase price under such connected Qualified Option and the Share's Fair Market Value at the time the SAR is exercised, (iii) is transferable only when and as such connected Qualified Option is transferable and under the same conditions, (iv) may be exercised only when such connected Qualified Option may be exercised, and (v) may be exercised only when the Share's Fair Market Value exceeds the Share's purchase price under such connected Qualified Option.

        10.    Stock Awards and Restricted Stock.    In addition to other applicable provisions of the Plan, all Stock Awards and Restricted Stock Awards shall be under and subject to the following terms and conditions:

          (a)   Subject to the provisions of the Plan, the Committee is authorized to grant Stock Awards to any Eligible Person in such amounts and subject to such terms and conditions as determined by the Committee.

          (b)   Shares issued pursuant to a Stock Award may be issued for consideration or no consideration, and may be subject to restrictions or no restrictions, as determined by the Committee. A Stock Award that is issued subject to restrictions is referred to in this Plan as "Restricted Stock."

          (c)   Restricted Stock shall consist of Shares that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, and substantial risks of forfeiture within the meaning of Code Section 83, and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee.

          (d)   Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Shares, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award.

          (e)   Restricted Shares granted pursuant to the Plan shall be uncertificated or book-entry.

          (f)    Unless otherwise provided in the Award Agreement, if a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock, or claims against the Corporation or its affiliates with respect thereto.

        11.    Stock Units and Restricted Stock Units.    In addition to other applicable provisions of the Plan, all Awards of Stock Units and Restricted Stock Units shall be under and subject to the following terms and conditions:

          (a)   Subject to the provisions of the Plan, the Committee may grant Stock Units to any Eligible Person, upon such terms and conditions as the Committee deems appropriate. Each Stock Unit shall represent the right of the Grantee to receive a Share or an amount in cash based on the value of a Share, upon such terms and conditions as the Committee deems appropriate.

          (b)   Stock Units may be issued for consideration or no consideration and may be subject to restrictions or no restrictions, as determined by the Committee. A Stock Unit that is issued subject to restrictions is referred to in this Plan as a Restricted Stock Unit.

          (c)   Stock Units may be granted under the Plan in connection with, and at the same time as, the grant of another Award to an Eligible Person, independently of any Award granted under the

  Plan or as otherwise determined by the Committee; however, a Stock Unit may not be granted in connection with, or by amendment to, a Qualified Option.

          (d)   Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee in accordance with the deferral requirements set forth in Code Section 409A, to the extent applicable, provided that no restrictions shall lapse on Restricted Stock Units prior to the expiration of at least twelve (12) months from the date of grant (except that this limitation need not apply in the event of the death or Disability of the Grantee or as otherwise permitted by the Award Agreement).

          (e)   Payment with respect to Stock Units shall be made in Shares, in cash, or in a combination of the two, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall specify the maximum number of Shares (which may be determined by a formula) that shall be paid under the Stock Units.

        12.    Performance Awards.    In addition to other applicable provisions of the Plan, all Performance Awards shall be under and subject to the following terms and conditions:

          (a)   The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, in Shares, or in a combination thereof, on terms and conditions established by the Committee. The amount, terms and conditions of any Performance Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee. The Committee may provide in the Award Agreement that Awards shall be payable, in whole or in part, in the event of the Grantee's death or Disability, a change of control, or under other circumstances consistent with the Code.

          (b)   The performance goals to be achieved during any performance period shall be determined by the Committee upon the grant of each Performance Award, may be based upon performance criteria or any other criteria that the Committee, in its sole discretion, may determine, and may be particular to an Eligible Person or to the department, branch, Subsidiary or other unit in which the Eligible Person works, or may be based on the performance of the Corporation or a Subsidiary.

          (c)   The Committee shall determine whether, and the extent to which, the applicable performance goals have been achieved or satisfied and the amount of the Performance Awards that shall be distributed based upon such determination. Except as provided in an Award Agreement, Performance Awards shall be distributed only after the end of the relevant performance period. Performance Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis.

        13.    Payment of Directors' Fees.    The Committee may permit, in its sole discretion, a Director of the Corporation or a Subsidiary to elect to receive all or any portion of his or her annual cash retainer payment from the Corporation or a Subsidiary in the form of Non-Qualified Options or Stock Awards. The number of Options or Stock Awards granted as a result of such election shall be determined by dividing the amount of foregone cash compensation by the Fair Market Value of a Share on the date the cash compensation would have otherwise been paid to the Director, or such other date as determined by the Committee. Such Options shall be issued under and subject to the terms of this Plan.

        14.    Deferral.    The Committee may, at its sole discretion, allow selected Grantees to make elections to defer any or all of an amount otherwise payable in connection with an Award in accordance with the provisions of a deferred compensation plan, provided that the terms of the deferred compensation plan and the election to defer under this Plan comply with Code Section 409A.

        15.    Exercise.    Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of Shares with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the Shares with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current Fair Market Value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

        The number of Shares subject to an Award shall be reduced by the number of Shares with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of Shares that may be acquired by the participant under the other connected Award shall be reduced by the number of Shares with respect to which the participant has exercised his or her SAR, and the number of Shares subject to the participant's SAR shall be reduced by the number of Shares acquired by the participant pursuant to the other connected Award.

        The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

        In addition:

          (a)   if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, as of immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed; or

          (b)   if there is an actual, attempted or threatened change in the ownership of at least thirty percent (30%) of any class of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board of Directors, then any and all outstanding Awards shall immediately become and remain exercisable.

        16.    Right of First Refusal.    Each Award Agreement may contain a provision that requires as a condition to exercising a Qualified Option or a Non-Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any Shares obtained through the exercise of the Award to first offer the Shares to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Share's Fair Market Value as determined under Paragraph 18 below, and shall be subject to all applicable federal and state laws, rules and regulations.

        17.    Taxes and Withholding.    The issuance of Shares under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over. When a participant exercises a stock option or SAR awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of Shares. The Corporation is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a participant, amounts required to be withheld or accounted for and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and the participant to satisfy obligations for the payment of such amounts and other tax obligations relating to any Award.

        At the Committee's discretion, remittance may be made in cash, shares already held by the participant, or by the withholding by the Corporation of sufficient shares issuable pursuant to the Award to satisfy the participant's withholding obligation.

        18.    Value.    Where used in the Plan, the "Fair Market Value" of Shares or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors by any of the following valuation methods:

          (a)   if the Shares are listed on an established securities market, the closing price on the trading day before the date of the grant or the arithmetic mean of the high and low prices on the trading day before the grant; or

          (b)   if the Committee determines that the Fair Market Value as determined by (a) above does not represent the Fair Market Value of the Shares, the Committee may consider such other factors as it deems appropriate and fix the Fair Market Value for the purposes of this Plan. Notwithstanding the foregoing, the Committee shall not set the Fair Market Value at any price other than as determined by (a) above unless (i) the Board or Committee shall have approved the methodology of establishing the purchase price, and (ii) the Board or Committee, at or prior to the time the grant is approved, shall also have approved a written description of the rationale and methodology by which the Fair Market Value is being determined and such methodology is applied consistently. Furthermore, the methodology approved under this subsection (b) shall comply with the determination of fair market value provided in Code Section 409A.

        19.    Amendment.    To the extent permitted by applicable law, the Board may amend, modify, suspend or terminate the Plan at any time. The amendment, modification or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder, unless required by law.

        From time to time, the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations and the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, including but not limited to the provisions of the Code, Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations promulgated by the Securities and Exchange Commission, and the rules and regulations of any stock exchange or quotation system on which the Corporation's stock is listed or quoted.

        Additionally, it is intended that the Plan satisfy the requirements of Section 409A or an exception or exclusion therefrom to avoid the imposition of any accelerated or additional taxes pursuant to Section 409A. The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section 19 shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this section shall be at the Committee's sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the

Corporation be liable for any adverse tax or other consequences to a participant resulting from such amendments or modifications or the Committee's failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this section, the participant shall receive notification of any such changes to his or her Award, and unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award Agreement.

        20.    Continued Employment.    Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the service of, employ of, or maintain any particular relationship with, the Corporation or its Subsidiaries, or limit or affect any rights, powers or privileges that the Corporation or its Subsidiaries may have to supervise, discipline, sever and/or terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as a director, an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Code Sections 421 and 422.

        21.    General Restrictions.    If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Shares subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Shares (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Shares thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute the Shares), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

        22.    Rights.    Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Shares unless and until the Shares are issued and delivered to the participant.

        23.    Adjustments.    In the event that the Shares of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such Shares shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each Share of the Corporation that was theretofore appropriated, or previously Awarded under the Plan, or which thereafter may become subject to an Award under the Plan, the number and kind of Shares or other securities into which each outstanding Share of the Corporation shall be so changed or for which each such Share shall be exchanged or to which each such Shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

        If there shall be any other change in the number or kind of the outstanding Shares of the Corporation, or of any Shares or other securities into which such Shares shall have been changed, or for which it shall have been exchanged, and if a majority of the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

        The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

        Fractional shares resulting from any adjustment in Awards pursuant to this Section 23 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

        To the extent that the foregoing adjustments relate to Shares or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

        24.    Forfeiture.    Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an qualified option under Code Sections 421 and 422.

        25.    Indemnification.    In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board and/or each person to whom the Committee has delegated authority under the Plan ("Delegate"), each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member or the Delegate in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member or the Delegate may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board or their Delegate, whether or not he or she continues to be a member of the Committee or of the Board or a Delegate. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and/or their Delegate and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section 25, on account of the same matter or proceeding for which indemnification hereunder is claimed.

        26.    Clawback.    Any Award granted hereunder shall be subject to any clawback policy in effect at the Corporation or a Subsidiary, or as otherwise indicated in any Award Agreement.

        27.    Repricing.    Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without the prior approval of the Corporation's shareholders. For this purpose, a

"repricing" means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms of an Option or SAR to lower its purchase or grant price; (b) any other action that is treated as a "repricing" under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR at a time when its purchase or grant price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 23. Such cancellation and exchange would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

        28.    Miscellaneous.

          (a)   Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

          (b)   Where used in this Plan, the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

          (c)   The captions of the numbered sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

          (d)   This Plan is an unfunded and unsecured obligation of the Corporation.

MMMMMMMMMMMM . Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposals 5 and 6 and a vote FOR Proposals 1, 2, 3, 4, 7, 8, 9, 10, 11, 12 and 13. For Against Abstain ForAgainst Abstain + 1. To fix the number of Directors of ACNB Corporation at fifteen (15). 2. To fix the number of Class 1 Directors at five (5). 3. To fix the number of Class 2 Directors at six (6). 4. To fix the number of Class 3 Directors at four (4). 5. To elect six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified. For Withhold For Withhold For Withhold 01 - Richard L. Alloway II 03 - Thomas A. Ritter 05 - David L. Sites 02 - Donna M. Newell 04 - D. Arthur Seibel, Jr. 06 - Alan J. Stock ForAgainst Abstain 6. To elect one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified. For Withhold 10. To approve and adopt an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class. 11. To approve and adopt an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected. 12. To approve and ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan. 13. To ratify the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm. 01 - Todd L. Herring For Against Abstain 7. To conduct a non-binding vote on executive compensation. 8. To approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors. 9. To approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute the whole Board of Directors by the shareholders. 14. To transact such other business as may properly come before the 2018 Annual Meeting and any adjournment or postponement thereof. + 1 U P X 3 6 5 0 9 4 2 02SSZE MMMMMMMMM A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY — ACNB CORPORATION + ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2018. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints J. Emmett Patterson and James E. Williams and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholders to be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325, on Tuesday, May 1, 2018, at 1:00 p.m., prevailing time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the Annual Meeting. THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSALS 5 AND 6 AND “FOR” PROPOSALS 1, 2, 3, 4, 7, 8, 9, 10, 11, 12 AND 13. PLEASE ACT PROMPTLY. VOTE YOUR PROXY TODAY. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below This Proxy must be dated, signed by the shareholder(s) as name(s) appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and if more than one, all should sign. If the signer is a corporation or other entity, please sign full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD. B

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 30, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/ACNB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by Telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposals 5 and 6 and a vote FOR Proposals 1, 2, 3, 4, 7, 8, 9, 10, 11, 12 and 13. For Against Abstain ForAgainst Abstain + 1. To fix the number of Directors of ACNB Corporation at fifteen (15). 2. To fix the number of Class 1 Directors at five (5). 3. To fix the number of Class 2 Directors at six (6). 4. To fix the number of Class 3 Directors at four (4). 5. To elect six (6) Class 2 Directors to serve for terms of three (3) years and until their successors are elected and qualified. For Withhold For Withhold For Withhold 01 - Richard L. Alloway II 03 - Thomas A. Ritter 05 - David L. Sites 02 - Donna M. Newell 04 - D. Arthur Seibel, Jr. 06 - Alan J. Stock ForAgainst Abstain 6. To elect one (1) Class 1 Director to serve for a term of one (1) year and until his successor is elected and qualified. For Withhold 10. To approve and adopt an amendment to the Bylaws to add new Article II, Sections 204 and 205, classifying the Board of Directors and granting the Board of Directors authority to fix the number of Directors that constitutes the Board of Directors as a whole and the number of Directors in each class. 11. To approve and adopt an amendment to current Article II, Section 204, of the Bylaws and thereafter renumber it as Section 206 to allow Directors appointed or elected to vacancies on the Board of Directors to serve until the expiration of the term of office of the class to which the Director was appointed or elected. 12. To approve and ratify the ACNB Corporation 2018 Omnibus Stock Incentive Plan. 13. To ratify the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm. 01 - Todd L. Herring For Against Abstain 7. To conduct a non-binding vote on executive compensation. 8. To approve and adopt an amendment to the Articles of Incorporation to remove and delete Article 10 regarding the classification of the Board of Directors. 9. To approve and adopt an amendment to the Articles of MMMMMMM Incorporation to remove and delete Article 11 regarding fixing the number of Directors that constitute 14. To transact such other business as may properly come before the 2018 Annual Meeting and any adjournment or postponement thereof. the whole Board of Directors by the shareholders. C 1234567890 J N T 5 0 9 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 3 6 02SSYE MMMMMMMMM A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2018 Annual Meeting Admission Ticket 2018 Annual Meeting of ACNB CORPORATION Shareholders May 1, 2018, 1:00 p.m. Local Time ACNB Corporation Operations Center 100 V-Twin Drive, Gettysburg, Pennsylvania 17325 Upon arrival, please present this admission ticket and photo identification at the registration desk. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2018. THE PROXY STATEMENT, ANNUAL REPORT AND OTHER RELATED CORPORATION MATERIALS ARE AVAILABLE AT: https://www.acnb.com/acnb-corporation q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY — ACNB CORPORATION + ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2018. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints J. Emmett Patterson and James E. Williams and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholders to be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325, on Tuesday, May 1, 2018, at 1:00 p.m., prevailing time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the Annual Meeting. THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSALS 5 AND 6 AND “FOR” PROPOSALS 1, 2, 3, 4, 7, 8, 9, 10, 11, 12 AND 13. PLEASE ACT PROMPTLY. VOTE YOUR PROXY TODAY. Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. This Proxy must be dated, signed by the shareholder(s) as name(s) appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and if more than one, all should sign. If the signer is a corporation or other entity, please sign full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B